UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Overstock.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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overstock™

2020
Notice of Annual Meeting and Proxy Statement

799 W. Coliseum Way

Midvale, Utah 84047

Notice of Annual Meeting of Stockholders

To Be Held at 1:00 p.m. on May 12, 2020

Dear Fellow Stockholders:

We cordially invite you to attend the 2020 Annual Meeting of Stockholders of Overstock.com, Inc. (the “Company”). The meeting will be held at the offices of the Company, located at 799 W. Coliseum Way, Midvale, Utah, at 1:00 p.m. Mountain Time on May 12, 2020. If you plan to attend the meeting, please let us know by checking the “Meeting Attendance” box on your proxy card or by notifying our investor relations department by email at ir@overstock.com no later than 11:59 pm Eastern Time on May 11, 2020.

At the meeting, holders of our common stock, our Digital Voting Series A-1 Preferred Stock and our Voting Series B Preferred Stock (collectively, our “Voting Shares”) will vote on the following matters:

1.	The election of one Class III director of the Company to serve a term of three years. The Company’s Board of Directors intends to present Allison H. Abraham for election to the Board;

2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	A non-binding advisory vote to approve the compensation paid by the Company to its Named Executive Officers (the “Say on Pay Vote”); and

4.	To approve an amendment to our Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 1,300,000 shares.

Stockholders will also consider and act upon any other matter properly coming before the Annual Meeting.

Following the meeting, we will discuss our business and answer appropriate questions.

Holders of record of shares of our Voting Shares at the close of business on March 20, 2020 are entitled to vote at the meeting and any postponements or adjournments. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting in person. We encourage you to vote via the Internet or by telephone. If you received a printed set of proxy materials, you also have the option of voting by completing, signing, dating and returning the proxy card that accompanied the printed materials. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote in person if you decide to attend the annual meeting.

We are mailing to some of our stockholders a notice of Internet availability of proxy materials instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019

Form 10-K”). The notice contains instructions on how to access those documents via the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2019

Form 10-K and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of Internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We anticipate that this process will minimize the costs of printing and distributing our proxy materials.

By Order of the Board of Directors,	Jonathan E. Johnson III Director & Chief Executive Officer
Allison H. Abraham Chairwoman of the Board

Midvale, Utah

March 31, 2020

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 12, 2020

The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at http://www.overstock.com/proxy.

Whether or not you plan to attend the meeting, please vote via the Internet or by phone or, if you received a copy of the proxy materials by mail, by completing, signing, dating and returning the accompanying Proxy Card in the enclosed self-addressed, stamped envelope.

Overstock.com, Inc.

799 W. Coliseum Way

Midvale, Utah 84047

Proxy Statement

Annual Meeting of Stockholders

To Be Held at 1:00 p.m. on May 12, 2020

General

Our Board of Directors (the “Board”) is soliciting proxies for the 2020 Annual Meeting of Stockholders of Overstock.com, Inc. (“Overstock,” the “Company,” “we” or “our”) to be held at the offices of the Company, located at 799 W. Coliseum Way, Midvale, Utah, at 1:00 p.m. Mountain Time on May 12, 2020. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, a notice of Internet availability of proxy materials has been mailed to the majority of our stockholders, while other stockholders have instead received paper copies of the proxy materials accessible via the Internet. Stockholders who received the notice of Internet availability of proxy materials have the ability to access the proxy materials at http://www.overstock.com/proxy or request that a printed set of the proxy materials be sent to them by following the instructions set forth on the notice of Internet availability of proxy materials.

Please visit http://www.overstock.com/proxy for details on how to instruct us to send future proxy materials to you electronically by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials or a link to a special website to access our proxy materials. Your election to receive proxy materials by e-mail or printed form by mail will remain in effect until you terminate it.

Choosing to receive future proxy materials by e-mail will allow us to provide you with the proxy materials you need in a timelier manner and will save us the cost of printing and mailing documents to you.

Our principal offices are located at 799 W. Coliseum Way, Midvale, Utah 84047, and our telephone number is (801) 947-3100.

Record Date and Voting Securities

The Board set March 20, 2020 as the record date for the meeting. Stockholders who owned shares of our common stock, our Digital Voting Series A-1 Preferred Stock (“Series A-1 Preferred Stock”) and our Voting Series B Preferred Stock (“Series B Preferred Stock” and, together with the common stock and Series A-1 Preferred Stock, collectively, our “Voting Shares”) at the close of business on that date are entitled to attend and vote at the meeting. Each Voting Share is entitled to one vote. There were 40,854,430 Voting Shares outstanding on the record date. A majority of the outstanding Voting Shares present at the meeting in person or by proxy will constitute a quorum for the transaction of business.

Proxy Materials

Voting materials, which include this proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”), are first being sent or made available to stockholders on or about March 31, 2020.

The date of this Proxy Statement is March 31, 2020.

2019 Proxy Statement | i

Questions and Answers about the Annual Meeting and Procedural Matters

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the meeting notice provided with this proxy statement, including:

•	the election of a Class III director;

•	ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for 2020;

•	a non-binding advisory vote to approve the compensation paid by the Company to its Named Executive Officers (the “Say on Pay Vote”); and

•	to approve an amendment to our Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 1,300,000 shares.

Who can vote at the Annual Meeting?

Stockholders of record who owned Voting Shares at the close of business on March 20, 2020 (the “Record Date”) may attend and vote at the Annual Meeting. Holders of the Voting Shares are entitled to cast one vote for each share of common stock, Digital Voting Series A-1 Preferred Stock and Voting Series B Preferred Stock held by them on the record date. There were 40,854,430 Voting Shares outstanding at the close of business on the Record Date.

What are the recommendations of the Board?

Overstock’s Board unanimously recommends votes:

“FOR” the election of the nominated director named in this proxy statement (see proposal 1);

“FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (see proposal 2);

“FOR” the Say On Pay Vote (see proposal 3); and

“FOR” the motion to approve the amendment to our Amended and Restated 2005 Equity Incentive Plan (see proposal 4).

What is a quorum?

The presence in person or by proxy of the holders of a majority of the Voting Shares outstanding on the Record Date will be necessary to constitute a quorum for the Annual Meeting. A quorum is necessary to transact business at the meeting. Voting Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as present and entitled to vote for purposes of determining the presence of a quorum. The inspector of election will tabulate the proxies and votes cast prior to the meeting and at the meeting to determine whether a quorum is present.

How do I vote?

You may submit your proxy to have your shares voted via the Internet, by telephone or in person at the annual meeting. If you received printed proxy materials, you also have the option of submitting your proxy card by mail or

2020 Proxy Statement | 1

Questions and Answers about the Annual Meeting and Procedural Matters attending the meeting and delivering the proxy card. The designated proxies will vote according to your instructions; however, if you are a registered stockholder and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:

“FOR” the election of the nominated director named in proposal 1;

“FOR” the ratification of KPMG LLP as our independent registered public accounting firm in proposal 2;

“FOR” the Say on Pay vote in proposal 3; and

“FOR” the motion to approve the amendment to our Amended and Restated 2005 Equity Incentive Plan in proposal 4.

If you are a “street name” stockholder and you do not return instructions on how to vote to your broker, your shares will not be voted except on proposal 2. The voting of shares held by “street name” stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting.

If you hold Voting Shares in a retirement or savings plan or other similar plan, you may submit your vote via the Internet or by telephone or by means of the direction on the proxy card. The trustee or administrator of the plan will vote according to your directions and the rules of the plan.

What do I need to attend the Annual Meeting?

Photo Identification: Anyone wishing to gain admission to the Annual Meeting must provide a form of government-issued photo identification, such as a driver’s license or passport.

Proof of Ownership:

•	Stockholders of record: No additional document regarding proof of ownership is required.

•

Beneficial owner of shares held in street name: You or your representative must bring an account statement, voting instruction form or legal proxy as proof of your ownership of shares as of the record date.

What happens if a nominee is unable to stand for election?

The Nominating and Corporate Governance Committee of the Board of Directors may select a substitute nominee. In that case, if you have submitted your proxy via the Internet or by telephone or completed and returned your proxy card or voting instruction card, the proxy holders will have the discretion to vote your shares for the substitute nominee. They cannot vote for more than the one Class III nominee.

Can I vote via the Internet or by telephone?

You may submit your vote via the Internet or by telephone by following the instructions contained in the notice of Internet availability of proxy materials. If you received a printed set of proxy materials, you may submit your vote via the Internet or by telephone by following the instructions contained on the proxy card that accompanied the printed materials.

If you are a registered stockholder, the deadline for submitting your vote by telephone or via the Internet is 11:59 p.m. Eastern Time on May 11, 2020. If you are a participant in the Overstock 401(k) plan, the deadline for submitting your voting directions by telephone or via the Internet is 11:59 p.m. Eastern Time on May 9, 2020.

Can I change my vote or revoke my proxy?

Subject to the deadlines set forth in the paragraph above, you may change your vote at any time before such deadline by re-submitting your vote via the Internet or by telephone.

2 | 2020 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters

If you have delivered a proxy, you may revoke your proxy at any time before your shares are voted by filing with our corporate Secretary a written notice of revocation at our Company headquarters at the address shown on the first page of this proxy statement. The revocation must be received prior to the time your shares are voted. At the meeting, you also may revoke your proxy by submitting a written revocation or a later-dated proxy to the inspector of election or by voting in person. Your attendance at the meeting will not by itself revoke your proxy.

If your shares are held in “street name” or you are a participant in the Overstock 401(k) plan, please contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Why did I receive a notice of Internet availability of proxy materials instead of a full set of the proxy materials?

The rules of the U.S. Securities and Exchange Commission (the “SEC”) allow companies to furnish their proxy materials via the Internet. Accordingly, we sent some of our stockholders a notice of Internet availability of proxy materials for this year’s annual meeting of stockholders. Other stockholders were instead sent paper copies of the proxy materials accessible via the Internet. Instructions on how to access the proxy materials via the Internet or to request a paper copy can be found in the notice of Internet availability of proxy materials. In addition, stockholders may request proxy materials in printed form, by mail or electronically by e-mail on an ongoing basis by submitting a request to us at http://www.overstock.com/proxy. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Can I vote my shares by filling out and returning the notice of Internet availability of proxy materials?

No, but the notice of Internet availability of proxy materials provides instructions on how to vote your shares.

What is the voting requirement to approve each of the proposals?

Assuming a quorum is present, the matters to come before the Annual Meeting that are listed in the Notice of Annual Meeting of Stockholders require the votes described below to be approved.

Proposal 1—Election of Directors—Directors to our Board are elected by a plurality of the votes cast by the holders of Voting Shares, meaning that the nominee(s) for the applicable election receiving the highest number of Voting Shares voted “for” their election will be elected as members of the Board of Directors. This year, such nominee would be elected as a Class III member of the Board of Directors. If any nominee for director fails to receive a greater number of “for” votes than “withheld” votes or instructions, our director resignation policy requires the person to tender his or her resignation to the Chairperson of the Board within five business days following certification of the vote. See “The Board—Director Resignation Policy.”

With respect to the election of directors, you may vote “for” or “withhold” authority to vote for the nominee for election. If you “withhold” authority to vote with respect to the director nominee, your vote will have no effect on the election of such nominee. Broker non-votes also will have no effect on the election of directors. There is no cumulative voting in the election of directors.

Proposal 2—Ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm—the affirmative vote of the holders of a majority of the shares of Voting Shares present in person or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions will have no effect on the determination of whether this proposal has received the vote of a majority of the Voting Shares present or represented by proxy and voting at the meeting. However, abstentions could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

2020 Proxy Statement | 3

Questions and Answers about the Annual Meeting and Procedural Matters

Proposal 3—Executive Compensation—the affirmative vote of the holders of a majority of the shares of Voting Shares present in person or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions and broker non-votes will have no effect on the determination of whether this proposal has received the vote of a majority of the Voting Shares present or represented by proxy and voting at the meeting. However, abstentions and broker non-votes could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

Proposal 4—Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan—the affirmative vote of the holders of a majority of the shares of Voting Shares present in person or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions and broker non-votes will have no effect on the determination of whether this proposal has received the vote of a majority of the Voting Shares present or represented by proxy and voting at the meeting. However, abstentions and broker non-votes could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.

What are Broker Non-Votes?

Stockholders who hold their shares through a broker or other nominee (in “street name”), must provide specific instructions to their brokers or other nominee as to how to vote their shares, in the manner prescribed by their broker or other nominee. In the absence of instructions, brokers and nominees typically have the discretion to vote such shares on routine matters, namely the ratification of the appointment of auditors, but not on non-routine matters. If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item because it is a non-routine matter, a “broker non-vote” occurs.

Which proposals are considered “routine” or “non-routine”?

Only Proposal 2 (the proposed ratification of our independent registered public accounting firm) is considered a routine matter. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2. Proposals 1, 3, and 4 are considered non-routine.

How many shares of Voting Shares are outstanding and entitled to vote at the meeting?

At the Record Date, a total of 40,854,430 Voting Shares were outstanding and entitled to vote at the meeting, consisting of 124,546 shares of Series A-1 Preferred Stock, 356,713 shares of Series B Preferred Stock, and 40,373,171 shares of common stock.

Are any shares entitled to a class vote on any of the proposals to be considered at the meeting?

No shares of any class are entitled to a class vote on any of the proposals.

How many votes are required to approve other matters that may come before the stockholders at the meeting?

The affirmative vote of the holders of a majority of the Voting Shares represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve any other matters that may properly come before the meeting, unless a different vote is required by law, by our Certificate of Incorporation or by our bylaws.

4 | 2020 Proxy Statement

Questions and Answers about the Annual Meeting and Procedural Matters

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the meeting?

We will announce preliminary voting results at the meeting, and will file a Form 8-K with the SEC reporting the results within four business days after the date of the meeting. You can get a copy of that Form 8-K by e-mailing Overstock Investor Relations at ir@overstock.com or through the EDGAR system at https://www.sec.gov. You can also get a copy from our website at http://investors.overstock.com/financial-information/sec-filings.

Who pays for the proxy solicitation process?

The solicitation is made on behalf of the Company and its Board of Directors. We will pay the costs of soliciting proxies, including the cost of preparing, posting and mailing proxy materials. In addition to soliciting stockholders by mail, we will request brokers, banks and other nominees to solicit their customers who hold shares of Overstock common stock, Series A-1 Preferred Stock or Series B Preferred Stock in street name. We may reimburse such brokers, banks and nominees for their reasonable out-of-pocket expenses. We may also use the services of our officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable out-of-pocket expenses. We intend to use the services of Georgeson Inc. in connection with the meeting and anticipate that the costs of such services will be approximately $9,500 plus reimbursement for reasonable out-of-pocket expenses.

How can I get an additional copy of the proxy materials?

If you would like an additional copy of this proxy statement or our 2019 Form 10-K, these documents are available in digital form for download or review at http://www.overstock.com/proxy. Alternatively, we will promptly send a copy to you at no charge upon request by mail to Overstock.com, Inc., Attention: Investor Relations, 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing Overstock Investor Relations at ir@overstock.com.

Who can help answer my questions?

If you have questions about voting or the proposals described in this Proxy Statement, please call Georgeson Inc., our proxy solicitor, toll-free at (866) 432-2791.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 12, 2020

The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at http://www.overstock.com/proxy.

2020 Proxy Statement | 5

Proposals to be Voted on:

Proposal 1—Election of Directors

Nominee

The nominee for election this year as a Class III director, for a three-year term ending in 2022, is Allison H. Abraham.

Ms. Allison H. Abraham was appointed chair of Overstock’s Board of Directors in 2017 and has served as a director of Overstock since March 2002. She is the Chair of the Audit Committee, a member of the Compensation Committee, and a member of the Nominating and Corporate Governance Committee. Ms. Abraham is the Founder of, and for more than the last five years, has been the President and Director of, The Newton School, a private, non-profit K-8 school located in Sterling, Virginia. Ms. Abraham has substantial marketing experience and experience running online marketing companies, including her marketing experience with American Express Travel Related Services, her marketing and management positions with Ameritech Corporation, her experience as Vice President of Sales and Marketing and subsequently as President, Chief Operating Officer and a director of Shoppers Express, her experience as Chief Operating Officer of iVillage Inc. and her experience as President and as a director of LifeMinders, Inc. For Ms. Abraham’s complete bio, please turn to page 27 of this proxy statement.

Ms. Abraham has consented to serve a three-year term. For additional information about the nominee, see “The Board—Information Regarding the Director Nominee and Other Directors.”

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the nominee.

6 | 2020 Proxy Statement

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Proposed Ratification of Appointment of KPMG LLP

The Audit Committee of the Board of Directors has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020 and the effectiveness of our internal control over financial reporting as of December 31, 2020. KPMG LLP has served as our independent registered public accounting firm since December 2009. Although ratification of the Audit Committee’s selection of KPMG LLP is not required under our bylaws or other legal requirements, we are submitting the appointment of KPMG LLP to the stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the stockholders ratify the selection of KPMG LLP, the Audit Committee may appoint a different independent registered public accounting firm or replace KPMG LLP with a different independent registered public accounting firm at any time if the Audit Committee determines that it is in the best interests of the Company and the stockholders to do so. Representatives of KPMG LLP are expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

Audit Fees

KPMG LLP was engaged as our independent registered public accounting firm to audit our financial statements for the years ended December 31, 2019 and 2018, to audit the effectiveness of our internal control over financial reporting as of December 31, 2019 and 2018, to review our 2019 and 2018 interim financial statements, to perform services in connection with our registration statements and SEC comment letter responses, and to perform accounting consultation services. The aggregate audit fees KPMG LLP billed us for professional services were $2,456,175 in 2019 and $2,168,000 in 2018. All audit fees and other fees were pre-approved by the Audit Committee.

Audit-Related Fees

KPMG LLP billed us $35,000 in 2019 and $32,800 in 2018 for the audits of our 401(k) employee benefit plan.

Tax Fees

KPMG LLP billed us $73,100 in 2019 and $44,400 in 2018 for professional services rendered in connection with tax advice.

All Other Fees

KPMG LLP billed us $2,500 in 2019 and $2,500 in 2018 for a subscription to KPMG Accounting Research Online.

Auditor Independence

The Audit Committee has considered the role of KPMG LLP in providing us with the services described above, and has concluded that those services were compatible with the independence of KPMG LLP from management and from the Company.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

General

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which all services to be performed by the independent registered public accounting firm are required to be pre-approved. Under the Policy, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee (“general pre-approval”), or

2020 Proxy Statement | 7

Proposal 2

require the specific pre-approval of the Audit Committee (“specific pre-approval”). Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm.

The Policy describes the Audit, Audit-related, Tax and All Other Services that are subject to the general pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm that are subject to general pre-approval. Under the Policy, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Services

The annual audit services engagement scope and terms are subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required interim reviews performed in accordance with applicable standards) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on our consolidated financial statements. Audit services also include the attestation engagement for the independent registered public accounting firm’s audit of the effectiveness of internal control over financial reporting. The Policy provides that the Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope or other items. The Policy provides for Audit Committee pre-approval of specific audit services outside the engagement scope.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent registered public accounting firm. Under the Policy, the Audit Committee grants general pre-approval for audit-related services.

Tax Services

Under the Policy, the Audit Committee may grant general pre-approval for specific tax compliance, planning and advice services to be provided by the independent registered public accounting firm, that the Audit Committee has reviewed and believes would not impair the independence of the independent registered public accounting firm, and that are consistent with the SEC’s rules on auditor independence. Tax services to be performed by our independent registered public accounting firm must be specifically approved by the Audit Committee.

All Other Services

Under the Policy, the Audit Committee may grant pre-approval for specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence. Services permissible under applicable rules but not specifically approved in the Policy require further specific pre-approval by the Audit Committee.

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Proposal 2

Procedures

Under the Policy, each year the Chief Financial Officer and our independent registered public accounting firm jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to pre-approval. This schedule provides a description of each type of service that is subject to pre-approval and, where possible, provides projected fees (or a range of projected fees) for each service. The Audit Committee reviews and approves the types of services and reviews the projected fees for the next fiscal year. Any changes to the fee amounts listed in the schedule are subject to further specific approval of the Audit Committee. The Policy prohibits the independent registered public accounting firm from commencing any project not described in the schedule approved by the Audit Committee until specific approval has been given.

Recommendation of the Board of Directors

The Audit Committee and the Board of Directors unanimously recommend that the stockholders vote “FOR” Proposal 2—Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2020.

2020 Proxy Statement | 9

Proposal 3—Advisory Vote on the Compensation Paid by the Company to its Named Executive Officers (“Say on Pay Vote”)

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

Our executive compensation is discussed in further detail below under the caption “Executive Compensation—Compensation Discussion and Analysis,” which, together with the sections following the Compensation Discussion and Analysis, includes information about the fiscal year 2019 compensation of our named executive officers, as well as a discussion of actions regarding executive compensation that were taken after December 31, 2019.

We are asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at our annual meeting:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2020 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion).

The say-on-pay vote is advisory and, therefore, not binding on the Board or on the Company; however, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. The current frequency of the say-on-pay vote is once every three years. The next advisory say-on-pay vote will occur at the annual meeting of stockholders in 2023.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” approval of Proposal 3—advisory approval of the compensation paid by the Company to our named executive officers.

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Proposal 4—Vote to Approve an Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan

The purpose of this Proposal 4 is to obtain stockholder approval of an amendment (the “Amendment”) to our Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”) to, among other items, increase the maximum number of shares available for use in granting awards thereunder by 1,300,000 shares from 591,376, shares to 1,891,376 shares.

If we do not increase the shares available for issuance under the 2005 Plan, based on historical usage rates, we would not expect to have a sufficient number of shares authorized under the 2005 Plan to grant equity awards in fiscal 2021 consistent with our historical compensation practices. In that event, we would lose an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent. Assuming the Amendment is approved by our stockholders at the 2020 Annual Meeting, we anticipate that approximately 1,891,376 shares would be available for future awards. Based on historical usage, we estimate that the shares authorized for issuance under the 2005 Plan, as amended by the Amendment, would be sufficient to grant awards for approximately 3 years, assuming we continue to grant awards consistent with our historical rates. However, our share usage depends on the future price of our common stock, competitive market practices, acquisition activity, award levels/amounts, hiring, promotion activity and retention needs during the coming years. As a result, the share reserve under the 2005 Plan could last for a longer or shorter period of time depending on those factors.

In addition to the increase in shares available for issuance as described above, the Amendment also removes terms, conditions, definitions and requirements relating to the qualified performance-based exception to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which exception is no longer available for new awards under the 2005 Plan due to tax reform legislation and allows for the plan administrator to choose from essentially any criteria in selecting performance metrics applicable to awards under the 2005 Plan, as amended by the Amendment.

In connection with the Amendment, the Compensation Committee considered a number of factors, including our annual average equity expenditures, typically referred to as “burn rate,” the total number of shares outstanding under existing and future grants relative to external guidelines, and the estimated shareholder value transfer (“SVT”) cost associated with the 2005 Plan.

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Annual Burn Rate: Our fiscal year 2019 burn rate was determined to be 4.22%, which is below ISS’ published 2019 policy guideline maximum burn rate of 6.60% for Russell 3000 companies in the retailing industry (GICS code 2550).

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Total Plan Shares Outstanding: As of December 31, 2019, there were approximately 1,050,642 million shares of stock subject to equity awards under the 2005 Plan, which represented approximately 2.6% of the outstanding shares. When combined with these shares and the shares subject to awards granted since December 31, 2019, the additional shares available for the use in granting awards in the amendment to the 2005 Plan, if approved, would result in a total number of shares potentially subject to equity awards under the 2005 Plan of approximately 3,278,307 million shares, which equals approximately 7.6% of total shares outstanding on a fully-diluted basis.

The 2005 Plan was last amended and restated by the Compensation Committee of our Board of Directors on February 2, 2017 and by stockholders at the Company’s annual meeting of stockholders held on May 9, 2017. The Amendment was approved by the Compensation Committee and our Board of Directors on March 27, 2020, subject to the further approval of our stockholders at the 2020 Annual Meeting. If we do not obtain requisite stockholder approval of the Amendment as described above, the current 2005 Plan will remain in effect.

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Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” approval of Proposal 4—vote to approve an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan.

Summary of the Plan

The material features of the Amended and Restated 2005 Equity Incentive Plan, as amended by the Amendment (the “Amended 2005 Plan”) are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Amended 2005 Plan, the full text of which is included as Annex A hereto and incorporated herein by reference. Capitalized terms used herein and not defined shall have the meanings set forth in the Amended 2005 Plan.

Purpose. The purposes of the Amended 2005 Plan are to attract and retain the best available personnel, to provide additional incentive to our employees, consultants and non-employee directors, and to promote the success of our business.

Administration. The Amended 2005 Plan may be administered by our Board of Directors or a committee, which our Board of Directors may appoint from among its members (the “Administrator”). Subject to the provisions of the Amended 2005 Plan, the Administrator has the authority to: (i) interpret the Amended 2005 Plan, apply its provisions and reconcile any inconsistency, correct any defect and supply any omission in the plan or an award agreement; (ii) prescribe, amend or rescind rules and regulations relating to the Amended 2005 Plan; (iii) select the persons to whom awards are to be granted; (iv) subject to individual fiscal year limits applicable to each type of award, determine the number of shares or equivalent units to be made subject to each award; (v) determine whether and to what extent awards are to be granted; (vi) determine the terms and conditions applicable to awards generally and of each individual award (including the provisions of the award agreement to be entered into between the Company and the participant), including any performance goals applicable to such individual award; (vii) amend any outstanding award subject to applicable legal restrictions; (viii) authorize any person to execute, on our behalf, any instrument required to effect the grant of an award; (ix) approve forms of agreement for use under the Amended 2005 Plan; (x) allow participants to satisfy minimum withholding tax obligations by tendering cash or shares owned by the participant or electing to have the Company withhold from the shares or cash to be issued that number of shares or cash having a fair market value equal to the minimum amount required to be withheld; (xi) reduce the exercise price of an award to the then current fair market value if the fair market value of the common stock covered by the award has declined since the date the award was granted, provided our stockholders have approved such action; (xii) institute an award exchange program, provided that no exchange will cause the exercise price of an award to be reduced unless our stockholders have approved such action; (xiii) determine the fair market value of our common stock; and (xiv) subject to certain limitations, take any other actions and make all other determinations deemed necessary or advisable for the administration of the Amended 2005 Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of awards and on all persons deriving their rights therefrom.

Types of Awards. Awards granted under the Amended 2005 Plan may be incentive stock options, nonstatutory stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), performance units or deferred stock units, as determined by the Administrator at the time of grant.

Shares Available. The Amendment, if approved, would increase the number of shares authorized for grants under the plan by 1,300,000 shares, from an aggregate of 591,376 shares currently available for grant under the Amended 2005 Plan to an aggregate of 1,891,376 shares available for grant under the Amended 2005 Plan. All 1,891,376 shares available for issuance under the Amended 2005 Plan may be made subject to an award that is an ISO.

The shares of common stock covered by the Amended 2005 Plan may be authorized but unissued shares, or reacquired shares. To the extent that an award terminates, expires, or lapses for any reason, or an award is settled in cash without delivery of shares to the participant, any shares subject to the award may be used again for new grants under the Amended 2005 Plan. However, the full number of SARs granted that are to be settled in shares of common stock will count against the number of shares available for awards under the Amended 2005 Plan, regardless of how many shares are actually issued upon settlement of the SARs. Any shares surrendered or withheld to satisfy the exercise price of an option or withheld to satisfy minimum tax withholding obligations will count against the number of shares available for award under the Amended 2005 Plan. No fractional shares may be issued under the Amended 2005 Plan.

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Eligibility. The Amended 2005 Plan provides that awards may be granted to our employees, consultants and non-employee directors, and employees and consultants of our subsidiaries, as determined by the Administrator. Incentive stock options may be granted only to employees (including officers and employee directors). As of March 20, 2020, we had approximately 1,574 employees, 64 consultants and four non-employee directors, each of whom was eligible to participate in the Amended 2005 Plan.

Limitation on Awards to Non-Employee Directors The Amended 2005 Plan imposes limits on the awards that may be granted during any fiscal year to any non-employee director, taken together with any cash fees paid by the Company to such non-employee director during such fiscal year for service as a non-employee director. The limits do not apply to any consulting fees or other compensation we may pay or provide to any non-employee director for services in addition to the services normally performed by a non-employee director. The Amended 2005 Plan provides that awards to any non-employee director plus the cash fees payable to such director during such fiscal year for service as an non-employee director will not exceed $400,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), plus up to an additional $200,000 for service on any special committee of the Board.

Terms and Conditions of Options. Each option granted under the Amended 2005 Plan is to be evidenced by a written stock option agreement between the optionee and the Company and is to be subject to the following terms and conditions:

(a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of all incentive stock options and non-statutory options granted under the Amended 2005 Plan may not be less than the fair market value of the common stock on the date the option is granted. Options may be granted with an exercise price of less than 100% of the fair market value per share on the date of grant if the options are granted pursuant to an assumption or substitution for another option in a manner that satisfies Sections 424(a) or 409A of the Code in connection with a merger or other corporate transaction. In the case of an incentive stock option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price must be not less than 110% of the fair market value on the date of grant. For purposes of the Amended 2005 Plan, fair market value is defined as the closing sale price per share of the common stock on the date of grant as reported on the Nasdaq Global Market. On March 20, 2020, the closing price of the common stock as reported on the Nasdaq Global Market was $3.76.

(b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each stock option agreement and generally may be made by cash, check, other shares of our common stock owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver to us the exercise price from sale proceeds, or by a combination thereof.

(c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the Amended 2005 Plan be exercised more than 10 years after the date of grant or, in the case of an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, more than 5 years after the date of the grant.

(d) Termination of Service. The Amended 2005 Plan provides that if the optionee’s employment or service relationship with the Company is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination may be determined by the Administrator and set forth in the option agreement and the option may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option. In the absence of a specified time in the option agreement, the option will generally remain exercisable for three months after the optionee’s termination.

(e) Permanent Disability. If an optionee’s employment or service is terminated due to a disability, options granted to such optionee may be exercised within such period of time as is determined by the Administrator and set forth in the option agreement, but only to the extent that the options were exercisable on the date of termination and in

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no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option will generally remain exercisable for one year following the optionee’s termination due to disability.

(f) Death. If an optionee should die while an employee or other service provider of the Company, options granted to such optionee may be exercised within such period of time as is determined by the Administrator and set forth in the option agreement but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option will generally remain exercisable for one year following the optionee’s death.

(g) ISO Limitation. The Plan provides that to the extent the aggregate fair market value of shares subject to all incentive stock options held by an employee that become exercisable for the first time in any one calendar year exceeds $100,000, the options relating to the excess shares will be treated as non-statutory options.

(h) Other Provisions. The stock option agreement may contain other terms, provisions and conditions as determined by the Administrator.

Terms and Conditions of Stock Appreciation Rights. The Administrator, subject to the provisions of the Amended 2005 Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Amended 2005 Plan. Each SAR grant shall be evidenced by an agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine, and will be subject to the following terms and conditions:

(a) Grant of SARs. SARs may be granted either alone or in conjunction with all or part of an option granted under the Amended 2005 Plan. SARs granted in conjunction with an option may be exercised only at such times and to the extent the related option is exercisable, and upon the exercise of the SAR or option, the number of shares for which the SAR and option is exercisable will be reduced by the number of shares for which the SAR or option has been exercised.

(b) Payment of Stock Appreciation Right Amount. Upon exercise of an SAR, the holder of the SAR shall be entitled to receive payment in an amount equal to the product of (i) the difference between the fair market value of a share on the date of exercise and the exercise price and (ii) the number of shares for which the SAR is exercised. The exercise price of an SAR may not be less than the fair market value of the common stock on the date the SAR is granted.

(c) Payment upon Exercise of Stock Appreciation Right. At the discretion of the Administrator, payment to the holder of an SAR may be in cash, shares of our common stock or a combination thereof. To the extent that an SAR is settled in cash, the shares available for issuance under the Amended 2005 Plan shall not be diminished as a result of the settlement.

(d) Expiration of Stock Appreciation Rights. SARs granted under the Amended 2005 Plan expire as determined by the Administrator, but in no event later than ten (10) years from date of grant. No SAR may be exercised by any person after its expiration.

(e) Termination of Service. The Amended 2005 Plan provides that if the holder’s employment or service relationship with the Company is terminated for any reason, other than death or disability, the period of time during which an SAR may be exercised following such termination may be determined by the Administrator and set forth in the SAR agreement and the SAR may be exercised only to the extent the SAR was exercisable on the date of termination and in no event later than the expiration of the term of the SAR. In the absence of a specified time in the SAR agreement, the SAR will generally remain exercisable for three months after the holder’s termination.

(f) Permanent Disability. If an SAR holder’s employment or service is terminated due to a disability, SARs granted to such holder may be exercised within such period of time as is determined by the Administrator and set forth in the SAR agreement, but only to the extent that the SARs were exercisable on the date of termination and in no event later than the expiration of the term of such SAR as set forth in the SAR agreement. In the absence of a specified time in the SAR agreement, the SAR will generally remain exercisable for one year following the holder’s termination due to disability.

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(g) Death. If an SAR holder should die while an employee or other service provider of the Company, SARs granted to such holder may be exercised within such period of time as is determined by the Administrator and set forth in the SAR agreement but only to the extent that the SARs were exercisable on the date of death and in no event later than the expiration of the term of such SAR as set forth in the SAR agreement. In the absence of a specified time in the SAR agreement, the SAR will generally remain exercisable for one year following the holder’s death.

Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Amended 2005 Plan, restricted stock and RSUs may be granted to our employees, directors and consultants at any time and from time to time at the discretion of the Administrator. Restricted stock is an award of our common stock, and an RSU is an award of hypothetical shares of our common stock having a value equal to the fair market value of an identical number of shares of common stock. Restricted stock and RSUs may, but need not, provide that the award will be subject to forfeiture and may not be sold, assigned, transferred or otherwise disposed of for a period of time determined by the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares subject to a restricted stock or RSU award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which may be based principally or solely on continued provision of services but may include a performance-based component.

Voting and Dividend Rights. Unless otherwise stated in the restricted stock agreement, a holder of restricted stock will have the rights and privileges of a stockholder, including the right to vote. Dividends on restricted stock may be currently paid to the holder or held by us until the restrictions on the shares are released. A holder of RSUs will not be a stockholder until the shares are issued, and until such time, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the underlying shares. However, at the discretion of the Administrator, and only to the extent set forth in the applicable award agreement, restricted stock and RSUs may be credited with cash distributions and stock dividends paid by the Company in respect of shares of common stock. At the discretion of the Administrator, dividend equivalents may be either currently paid to the award holder on the day on which the corresponding dividend is paid to stockholders or withheld by the Company on the participant’s account, plus any interest determined by the Administrator. Dividend equivalents credited to a participant’s account and attributable to restricted stock or RSUs (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in shares of common stock having a fair market value equal to the amount of such dividend equivalents and earnings to the participant upon the release of restrictions or settlement of such restricted stock or RSU, as applicable. If restricted stock or RSUs are forfeited, the participant shall have no right to the dividend equivalents.

Restricted Stock Award Agreement. Each grant of restricted stock and RSU grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator shall determine; provided, however, that if the restricted stock or RSU grant has a purchase price, the purchase price must be paid no more than ten (10) years following the date of grant.

Performance Shares. Subject to the terms and conditions of the Amended 2005 Plan, performance shares may be granted to our employees, directors and consultants at any time and from time to time as shall be determined at the discretion of the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares of our common stock subject to a performance share award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which may be based principally or solely on achievement of performance milestones but may include a service-based component. Each performance share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

Performance Units. Performance units are similar to performance shares, except that they shall be settled in cash equivalent to the fair market value of the underlying shares of our common stock, determined as of the vesting date. The shares available for issuance under the Amended 2005 Plan shall not be diminished as a result of the settlement of a performance unit. Each performance unit grant shall be evidenced by an agreement that shall specify such terms and conditions as shall be determined at the discretion of the Administrator.

Deferred Stock Units. Deferred stock units shall consist of a restricted stock, RSU, performance share or performance unit award that the Administrator, in its sole discretion, permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

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Non-Transferability of Awards. Unless determined otherwise by the Administrator, an award granted under the Amended 2005 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an award granted under the Amended 2005 Plan transferable, such award shall contain such additional terms and conditions as the Administrator deems appropriate.

Acceleration upon Death. Unless an award agreement provides otherwise, in the event that a participant dies while a service provider, the award may be exercised within the time period set forth in the relevant agreement, but in no event later than the expiration date of the relevant award.

Adjustment Upon Changes in Capitalization. In the event that our capital stock is changed by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of our common stock or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Amended 2005 Plan, the individual fiscal year limits applicable to restricted stock, restricted stock units, performance share awards, performance units, SARs and options, the number and class of shares of stock subject to any award outstanding under the Amended 2005 Plan, and the exercise price of any such outstanding option or SAR or other award. Any such adjustment shall be made by the Administrator or the Compensation Committee of our Board of Directors, whose determination shall be conclusive.

Change of Control. In the event of a change of control, the successor entity (or its parent or subsidiary) may assume or substitute each outstanding award. If the successor entity does not assume the awards or substitute equivalent awards, or if the successor entity is not publicly traded, such awards shall become 100% vested. In such event, the Administrator may take one or more actions with respect to outstanding stock options and SARs, including but not limited to giving participants a limited period of time to exercise options and SARs, cashing out options and SARs based on the difference between the change of control value of our common stock and the exercise price, or making adjustments to options and SARs as the Administrator deems appropriate to reflect the change of control. If, within 18 months following a change of control, a participant’s employment is terminated (i) involuntarily by the Company or successor entity other than for cause (as defined in the Amended 2005 Plan), or on account of death or disability, or (ii) by the participant for good reason (as defined in the Amended 2005 Plan), then the participant shall fully vest in and receive payment of or have the right to exercise his award, as applicable, as to all of the shares subject to each such award. Generally, a “change of control” means a person or group (subject to certain exceptions) becomes the beneficial owner of our securities representing 50% or more of the total voting power represented by our outstanding securities; we sell or dispose of substantially all of our assets; a change in a majority of our Board of Directors occurs without the approval of our then incumbent directors within a one-year period; or a merger or consolidation occurs other than a merger or consolidation resulting in our outstanding voting securities immediately before the merger or consolidation continuing to represent at least 50% of the total voting power of the surviving entity represented by our outstanding securities immediately after the merger or consolidation.

Amendment, Suspensions and Termination of the Amended 2005 Plan. Our Board of Directors may amend, suspend or terminate the Amended 2005 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Section 422 of the Code, or any other applicable rule or statute or by the rules of any stock exchange or automated quotation system on which the Company’s shares may then be listed or quoted.

Federal Income Tax Information

Incentive Stock Options. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.

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Non-Statutory Stock Options. All other options that do not qualify as incentive stock options are referred to as non-statutory options. An optionee will not recognize any taxable income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then-fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.

Stock Appreciation Rights. A participant will not recognize any taxable income at the time a SAR is granted. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received and/or the amount of cash received. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be a capital gain or loss, depending on how long the participant held the shares.

Restricted Stock. A participant will not recognize taxable income upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b) of the Code, the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the grant date over the amount the participant paid for such shares, if any. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be a capital gain or loss.

Restricted Stock Units, Performance Units and Performance Shares. A participant will not recognize any taxable income upon grant of an award of restricted stock units, performance units or performance shares. Instead, the participant will recognize ordinary income at the time of receipt of the shares or cash equal to the fair market value (on the date of receipt) of the shares or cash received minus any amount paid for the shares of our common stock. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be a capital gain or loss.

Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the Amended 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to our “covered employees,” which are (1) our chief executive officer and our chief financial officer; (2) our three highest paid officers (other than the chief executive officer or the chief financial officer); and (3) any employee who was one of our “covered employees” for any preceding taxable year beginning after December 31, 2016. Under Section 162(m) of the Code, the annual compensation paid to any of these covered employees will be deductible only to the extent that it does not exceed $1,000,000. It is possible that compensation attributable to awards under the Amended 2005 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. While the Compensation Committee considers tax and accounting implications as factors when considering executive compensation, they are not the only factors considered. Other important considerations outweigh tax or accounting considerations. In addition, the Compensation Committee reserves the right to establish compensation arrangements that may not be fully tax deductible under applicable tax laws. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in effect on November 2, 2017. We cannot assure you that compensation attributable to awards granted under the Amended 2005 Plan will be deductible under Section 162(m) of the Code.

Requirements Regarding “Deferred Compensation.” Certain of the benefits under the Amended 2005 Plan may constitute “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code, a provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of

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Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.

The foregoing is only a summary of the effect of federal income taxation upon us and upon the participant, does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which a participant may reside. It also does not discuss the potential application of Section 280G of the Internal Revenue Code, which can apply to an “excess parachute payment.” Further, different rules may apply if the participant is also an officer, director, or 10% stockholder of the Company.

Other Information

Clawbacks. Awards which are subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Equity Compensation Plan Information. See the section in this proxy statement titled “Equity Compensation Plan Information” for summary of awards granted under our equity incentive plans, including the 2005 Plan.

New Plan Benefits. The Amendment does not provide for any new plan benefits, and the grant of awards under the Amended 2005 Plan, including grants to our named executive officers and directors, is discretionary. As of the date of this proxy statement, there has been no determination with respect to future awards under the Amended 2005 Plan. Accordingly, the amount of any future discretionary awards is not determinable.

Stock Option Grants. In the past, the Company granted approximately 1,116,000 stock options under the 2005 Plan. However, there are no stock options currently outstanding under the 2005 Plan, nor has the Company granted any stock options under the 2005 Plan since fiscal 2008.

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Other Business

The Board knows of no other business for consideration at the meeting. If other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, the proxy holders will vote, or otherwise act, to the extent they are legally permitted to do so, on your behalf in accordance with instructions from the Board or the Nominating and Corporate Governance Committee (or, in the absence of instructions from the Board and the Committee, their) judgment on such matters.

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Corporate Governance

General

We are committed to strong corporate governance principles. Effective governance protects the long-term interests of our stockholders, promotes public trust in the Company, and strengthens management accountability.

Corporate Social Responsibility

Our approach to corporate social responsibility is based on the foundational belief in the interconnection of our long-term business success and the strength of our communities and world. For nearly 20 years, we have partnered with nonprofit organizations to support our communities, respect the environment, and volunteer our time to those in need.

Governance

Our commitment to corporate social responsibility is embedded in every level of the Company, and oversight rests with the Board of Directors. We have taken a number of steps to promote gender diversity on our Board and the advancement of women in leadership roles generally. For example, in May 2017, Allison H. Abraham was appointed as the first chairwoman of the Board, and in 2019 we promoted two women to chief positions.

Environment

Our technology plays a critical role in transitioning to a more resource-efficient world by addressing the harmful effects of climate change, increasing business resiliency, and improving daily lives. We take environmental stewardship seriously. We strive to ensure environmental and social initiatives that go beyond our direct impact. We recognize the opportunity and importance of implementing measures to reduce our overall impact on the environment. We are eager to continue current initiatives such as recycling, conserving energy, and increasing transportation options. We are also exploring additional opportunities for emission reduction and eco-friendly innovations throughout our supply chain.

Our commitment to promoting environmental stewardship is evidenced in numerous aspects of our corporate operations, from technology development to our workspace, including the following:

•	Our headquarters, the Peace Coliseum, is LEED Gold-certified as an environmentally-conscious corporate headquarters.

•

When moving into our new headquarters, we also repurposed over 200 thousand pounds of furniture with nearly a dozen non-profit organizations, extending the life of this furniture, reducing greenhouse gases and solid, and keeping this furniture out of our landfills.

•

We also promote our recycling program and our energy savings programs and provide new employees with reusable water bottles and bottle filling stations to reduce the number of plastic bottles we dispose of.

•	We have also worked with Rocky Mountain Power in buying energy through the BlueSky program.

•

In 2001, we founded a shopping site store within our website, Worldstock, which promotes market access for artisans across the globe using standards consisten with those used by the Fair Trade Federation. As part of this program, we work with Carbonfund.org to provide carbon neutral shipping on all Worldstock orders at no additional charge to customers. Carbon-neutral shipping is a process that balances the carbon emissions of shipping to promote clean energy and reforestation. Since the beginning of the relationship with Carbonfund.org, we have offset over 24 million pounds of carbon and supported projects in the United States and across the globe.

Social

We have also demonstrated our commitment to corporate social responsibility and community involvement through our S.A.V.E program, which focuses on four important societal needs that align with our culture, products, and people: Sourcing Responsibly, Associate Development, Volunteering & Community, and Environmental Stewardship. We have

20 | 2020 Proxy Statement

Corporate Governance / Corporate Social Responsibility

also participated in the Adopt-A-Highway program and work with local law enforcement as it pertains to See Something/Say Something programs and programs associated with fire safety, active shooter, and similar community safety programs. We encourage our employees to contribute to the community by giving each employee eight hours of paid volunteer time off annually. Employees can use this time to serve the community in a number of ways, some of which have included volunteering at homeless shelters and animal shelters, sponsoring a highway cleanup, donating time to philanthropic projects, and serving on boards of various non-profit organizations.

Through Overstock Cares, our philanthropic arm, we have supported hundreds of non-profit organizations with millions of dollars’ worth of in-kind and monetary contributions. Some of these organizations include The Road Home, American Heart Association, Hope Refuge, The Inn Between, Make a Wish, Habitat for Humanity, and Operation Underground Railroad. Overstock Cares also supports three major corporate philanthropic partners: Best Friends Animal Society (BFAS), Special Operations Warrior Foundation (SOWF), and American Red Cross (ARC). We have also provided support to organizations such as these on our website, at checkout, where customers are given the opportunity to donate. One-hundred percent of customer donations made through our website are given directly to our charitable partners. Finally, we donate excess food from our on-site café at our corporate to Wasteless Solutions, a Utah-based organization committed to connecting surplus food with local non-profit organizations to help those in need and reduce food waste.

COVID-19

In connection with our broader philanthropic efforts through Overstock Cares, we are currently partnering with numerous local and national charities during the COVID-19 pandemic, including by matching all customer donations to the American Red Cross (earmarking these donations to directly aid the COVID-19 response), donating cribs, bedding, and other items to help our local (Utah) children’s hospital to help it manage the intake of patients and comfort those affected by COVID-19, and offering to designate a part of the Peace Coliseum parking lot for local authorities to use as a drive-through COVID-19 test site.

2020 Proxy Statement | 21

The Board

Dash Board

Skills and Attributes

✓	Leadership Experience
✓	Strategic Planning Experience
✓	Marketing Experience
✓	Extensive Industry Knowledge
✓	Financial Experience
✓	Legal Experience
✓	Environmental & Sustainability Experience

Tenure (in years)

Board Refreshment

1	New Director In Past 5 Years

Board Structure

The Board of Directors currently consists of five members. The nominee for election is a current member of the Board. The remaining four directors are expected to continue to serve their terms as described below. Our directors serve staggered terms. This is accomplished as follows:

•	each director serves a three-year term,

•	the directors are divided into three classes,
•	the classes are as nearly equal in number as possible, and

•	the term of each class begins on a staggered schedule.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominee. If the nominee is unable or declines to serve as a director at or prior to the time of the Annual Meeting, the proxies will be voted for a substitute nominee, if any, designated by the Nominating and Corporate Governance Committee of the Board of Directors to fill the vacancy. The proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominee. The term of office of the person elected as a Class III director will continue until the 2023 Annual Meeting of Stockholders or until such person’s respective successor has been duly elected and qualified or until such person’s earlier incapacity, resignation or removal. It is not expected that the nominee will be unable or will decline to serve as a director.

Board Independence

The Board has determined that a majority of our Board consists of independent members and will continue to consist of independent directors after the Annual Meeting. The Board has determined that each of our current directors is independent within the meaning of the Nasdaq director independence standards except for Jonathan E. Johnson III, who serves as our Chief Executive Officer, serves on Overstock’s Board of Directors, serves as President and on the Board of Directors of our wholly-	4 of 5 Directors are Independent
owned subsidiary, Medici Ventures, Inc. (“Medici Ventures”), and serves on the Board of Directors of Medici Ventures portfolio companies tZERO Group, Inc. (“tZERO”), Bitt.com, FinClusive, GrainChain, PeerNova and Voatz. In addition, Mr. Johnson has previously served in other executive positions with Overstock.

22 | 2020 Proxy Statement

The Board / Committees of the Board

In reaching its determinations regarding the independence of the members of the Board, the Board considered the fact that Ms. Abraham’s adult son was previously an employee of the Company and later an employee of our indirect majority-owned subsidiary tZERO until July 12, 2019, and determined that Ms. Abraham met the independence requirements. With respect to Mr. Corbus, the Board considered the facts that Mr. Corbus is currently also serving on the Board of Directors of our wholly-owned subsidiary Medici Ventures and our indirect majority-owned subsidiary tZERO, and that Mr. Corbus has purchased warrants to purchase 3,800 shares of Medici Ventures’ common stock, as well as the fact that Mr. Corbus formerly served as Co-CEO of WR Hambrecht + Co., and considered the services that WR Hambrecht + Co. has performed for the Company in the past and determined that Mr. Corbus met the independence requirements. With respect to Dr. Robert J. Shapiro, the Board considered the fact that Dr. Shapiro is currently also serving on the Board of Directors of our wholly-owned subsidiary Medici Ventures and our indirectly subsidiary Medici Land Governance, Inc. (“MLG”), and determined that Dr. Shapiro met the independence requirements.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has adopted a written charter. Current copies of the committee charters are available on the Company’s website at http://investors.overstock.com. All members of the committees are appointed by the Board of Directors, and each member is independent within the meaning of the Nasdaq director independence standards and SEC rules. The committees are described in more detail below.

Audit Committee. The Board has a standing Audit Committee. During 2019 the Audit Committee consisted of Allison H. Abraham, who serves as Chair, Barclay F. Corbus and Joseph J. Tabacco, Jr., each of whom is and was independent within the meaning of the Nasdaq director independence standards. The Board of Directors has determined that each of Ms. Abraham, Mr. Corbus and Mr. Tabacco is an “audit committee financial expert” as defined by the SEC. The experience of each such director that led the Board to the determination that such director is an “audit committee financial expert” is described below under “Information Regarding Director Nominees and Other Directors.” The Audit Committee is responsible for reviewing and monitoring our financial statements and our internal control over financial reporting, selecting, reviewing and monitoring our independent registered public accounting firm, evaluating the scope of the annual audit, reviewing audit results, reviewing the Company’s and its subsidiaries’ and foreign affiliated entities’ compliance with applicable legal requirements and the Company’s code of business conduct and ethics, and consulting with management and our independent registered public accounting firm prior to presentation of financial statements to stockholders. The Report of the Audit Committee is included beginning on page 54 of this proxy statement.

Compensation Committee. The Board also has a standing Compensation Committee. During 2019 the Compensation Committee consisted of Joseph J. Tabacco, Jr., who serves as Chairman, and Allison H. Abraham, each of whom is a non-employee and independent. The Compensation Committee is responsible for approving salaries, incentives and other forms of compensation for our directors, executive officers and certain other employees, and administering various incentive compensation and benefit plans. The Compensation Committee Report is included on page 40 of this proxy statement.

Nominating and Corporate Governance Committee. The Board also has a standing Nominating and Corporate Governance Committee. During 2019 the Nominating and Corporate Governance Committee consisted of Joseph J. Tabacco, Jr., who serves as Chairman, and Allison H. Abraham, each of whom is a non-employee and independent. The Committee has authority to recommend Board nominees to the full Board, and also has authority over matters of corporate governance. Each member of the Board of Directors has historically participated in the consideration of director nominees.

Board and Committee Meetings

The Board held 19 meetings during 2019, four of which were regularly scheduled and the rest of which were special meetings. The Audit Committee held six meetings during 2019; the Compensation Committee held seven meetings

2020 Proxy Statement | 23

The Board / Board Leadership Structure

during 2019; and the Nominating and Corporate Governance Committee held six meetings during 2019. Each incumbent director attended at least 75% of the meetings of the Board and of the total number of meetings held by all committees of the Board on which he or she served during 2019. The non-management members of the Board of Directors meet regularly in executive session without management present.

Board Leadership Structure

Jonathan E. Johnson III serves as our principal executive officer and as a member of the Board of Directors. Allison H. Abraham has served as Chairwoman of the Board since 2017. We have not named a lead independent director. At December 31, 2019, the Board consisted of five directors; three of whom were independent. On February 17, 2020, the Board appointed Dr. Robert J. Shapiro to serve on the Board following Dr. Kamelia Aryafar’s departure, following which the Board consisted of five directors; four of whom were independent. We believe that our leadership structure is appropriate because the size of the Board and the composition of the Board permit and encourage each member to take an active role in all discussions, and each member does actively participate in all substantive discussions. We believe that our current structure is serving the Company well at this time.

Board Role in Risk Oversight

The Board oversees the management of risks inherent in the operation of our businesses and the implementation of our strategic plan. In this regard, the Board seeks to understand and oversee the most critical risks relating to the Company’s business, allocate responsibilities for the oversight of risks amongst the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing the Company. Risks falling within this area include, but are not limited to, general business and industry risks, operating risks, business continuity risks, cyber security risks, financial risks including infrastructure, talent management, human capital and workforce-related risks (e.g., sex harassment), and compliance and regulatory risks. For example, the Board has delegated responsibility for oversight of risk management relating to compensation matters to the Compensation Committee. The Board has delegated responsibility for cybersecurity risks, including protection of customer and employee data, proprietary information, business continuity risks and cyber risks, to the Audit Committee and management. The Board has delegated responsibility for financial and other risk management to the Audit Committee, although the full Board remains involved in risk management. Overseeing risk is an ongoing process and is inherently tied to our operations and overall strategy. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board oversees risk, our management is charged with identifying and managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate information about risk to the Board. Risk management is not allocated to a single risk management officer within the Company, but rather is administered by management in an approach that is designed to ensure that the most significant risks to the Company, on a consolidated basis, are being managed and monitored appropriately. The Committees and the Board receive periodic reports from management regarding various aspects of the Company’s risk management program. The manner in which the Board and Committees administer the oversight of risk management has not had any effect on the Board’s leadership structure.

Director Qualifications

The Nominating and Corporate Governance Committee has developed the Company’s Corporate Governance Principles (“Principles”), which have been adopted by the Board. The Principles set forth the Committee’s belief that while there are no specific minimum qualifications the Committee believes must be met by a candidate to be recommended by the Committee, candidates for election to the Board should have the highest professional and personal ethics and values. Candidates should have broad relevant experience, and should be committed to enhancing long-term stockholder value. They should be able and willing to provide insight and practical advice, and they must actively represent the interests of the stockholders. The Committee believes that a variety of types and a balance of knowledge, experience and capabilities among the members of the Board are in the best interests of the stockholders. The Principles set forth the Committee’s belief that diversity of viewpoint, professional experience and other individual qualities and attributes should be considered to the extent that they relate to the contribution a director

24 | 2020 Proxy Statement

The Board / Identification and Evaluation of Nominees for Director

is expected to make to the Board and the Company. The Committee periodically reviews the Principles, including the portion regarding diversity. The ability of a candidate to make independent analytical inquiries, the ability to understand the Company’s business, and the willingness of a candidate to devote adequate attention and time to the duties of the Board, are all relevant to the qualifications of a candidate. The specific experience, qualifications, attributes or skills that led the Committee to the conclusion that each director should be a director in light of our business and structure are described under “Information Regarding Director Nominees and Other Directors,” below.

Identification and Evaluation of Nominees for Director

The Nominating and Corporate Governance Committee believes that the current Board composition is serving the stockholders of the Company well. In the future, the Committee may consider additional candidates identified through current members of the Board, professional search firms, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.

Stockholders may propose director candidates for general consideration by the Nominating and Corporate Governance Committee by submitting in proper written form the individual’s name, qualifications, and the other information required by the Bylaws as described below in “Other Information—Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting” to the Secretary of the Company. The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria applicable to the evaluation of candidates proposed by directors or management.

The Committee has not approved any nominee for inclusion on our proxy card for the 2020 Annual Meeting other than Allison H. Abraham. We have not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee did not receive, by a date not later than the 120th calendar day before the date of the Company’s proxy statement released to security holders in connection with the previous year’s annual meeting, a recommended nominee from a security holder that beneficially owned more than 5% of the Company’s voting common stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company’s voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

Communications with the Board

The Board has adopted resolutions to provide a formal process by which stockholders may communicate with the Board. The process adopted by the Board permits stockholders to communicate with the Board either in writing, addressed to the Board at the Company’s headquarters at 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mail, sent to boardofdirectors@overstock.com. All communications from stockholders regarding matters appropriate for stockholder communications with the Board and delivered as described will be delivered to one or more Board members. The determination whether a communication involves a matter appropriate for stockholder communications with the Board is made by the Chairwoman of the Board or our General Counsel. Stockholders who desire to utilize the procedures described under “Other Information—Procedure for Submitting Stockholder Proposals” or “—Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting” should read those sections and the applicable portions of our bylaws and follow the procedures described.

Annual Meeting Attendance

Our policy is that Board members should attend our annual stockholders meetings if reasonably possible. All then-current members of the Board attended the last annual stockholders meeting, which was held in May 2019.

Director Resignation Policy

Our Board has adopted a director resignation policy. The policy applies only to uncontested elections of directors. Under the policy, any incumbent nominee who fails to receive a greater number of “for” votes than “withhold” votes or

2020 Proxy Statement | 25

The Board / Code of Ethics

instructions is required to tender his or her resignation to the Chairwoman of the Board within five business days following the certification of the stockholder vote. The Nominating and Corporate Governance Committee will consider any such tendered resignation and will make a recommendation to the Board of Directors concerning the acceptance or rejection of such resignation within 60 days following the date of the stockholders’ meeting. The Board of Directors will determine whether to accept or reject the resignation within 30 days after its receipt of the Committee’s recommendation, and we will publicly disclose the Board’s decision and, if applicable, the reasons for rejecting the tendered resignation, in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Board’s decision is made.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors and employees. We will provide a copy of the code of ethics to any person without charge, upon request. Requests for a copy of the code of ethics may be made in writing addressed to: General Counsel, Overstock.com, Inc., 799 W. Coliseum Way, Midvale, Utah 84047.

Policies and Procedures Regarding Related Party Transactions

The Board has established a written policy and procedures for the review and approval or ratification of related party transactions. Under the Board’s policy, any related party transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K is subject to the prior approval of the Audit Committee unless prior approval is not feasible, in which case the transaction is required to be considered at the Audit Committee’s next meeting and, if the Audit Committee determines it to be appropriate, may be ratified at that meeting. In determining whether to approve or ratify a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available from an unrelated person under the same or similar circumstances, and the extent of the related person’s interest in the transaction. No member of the Audit Committee may participate in any approval or ratification of a related party transaction in which such member is a related person, other than to provide the Audit Committee with all material information regarding the transaction, including information regarding the extent of the member’s interest in the transaction, except that the Audit Committee may allow one or more members to participate in any approval or ratification of a related party transaction or potential related party transaction in which such member(s) is or may be a related person if the Audit Committee determines that doing so is in the best interests of the Company and its stockholders and informs the Board of Directors of any such approval. If a related party transaction will be ongoing, the Audit Committee may establish guidelines or other parameters or conditions relating to our participation in the transaction. The Audit Committee may from time to time pre-approve types or categories of transactions by related persons.

26 | 2020 Proxy Statement

The Board / Information Regarding Director Nominees and Other Directors

Information Regarding Director Nominees and Other Directors

Set forth below is certain information regarding the nominee for election and all other directors of Overstock whose term of office continues after the 2020 Annual Meeting.

Class III Directors and Nominees for Election for Terms Expiring in 2023

Allison H. Abraham

Age: 57

Director since: 2002

Committee Memberships: Audit (Chair), Nominating and Corporate Governance, Compensation

Ms. Allison H. Abraham was appointed chair of Overstock’s Board of Directors in 2017 and has served as a director of Overstock since March 2002. Ms. Abraham is the Founder and, for more than the last five years, has been the President and Director of The Newton School, a private, non-profit K-8 school located in Sterling, Virginia. Ms. Abraham managed her own consulting business from October 2001 to November 2008. Previously, Ms. Abraham served as President and as a director of LifeMinders, Inc. Prior to joining LifeMinders, Ms. Abraham served as Chief Operating Officer of iVillage Inc. and was President, Chief Operating Officer and a Director of Shoppers Express. From 1992 to 1996, Ms. Abraham held several marketing and management positions at Ameritech Corporation. She was employed at American Express Travel Related Services in New York City for four years prior to this time. Ms. Abraham holds a Bachelor of Arts Degree in Economics from Tufts University and a Master’s Degree of Business Administration from the Darden School at the University of Virginia. The specific experience, qualifications, attributes or skills that led the Board to conclude that Ms. Abraham should serve as a director in light of our business and structure were Ms. Abraham’s substantial marketing experience and experience running online marketing companies, including her marketing experience with American Express Travel Related Services, her marketing and management positions with Ameritech Corporation, her experience as Vice President of Sales and Marketing and subsequently as President, Chief Operating Officer and a director of Shoppers Express, her experience as Chief Operating Officer of iVillage Inc. and her experience as President and as a director of LifeMinders, Inc.

2020 Proxy Statement | 27

The Board / Information Regarding Director Nominees and Other Directors

Class I Directors (Terms Expiring in 2021)

Barclay F. Corbus

Age: 52

Director since: 2007

Committee Memberships: Audit

Mr. Barclay F. Corbus has served as a director of Overstock since March 2007. Mr. Corbus assists with overseeing our policies and practices that promote diversity and inclusion, health, safety, environmental, product stewardship and sustainability. He is also on the Board of Directors of tZERO Group, Inc. Mr. Corbus has served as Senior Vice President of Clean Energy Fuels Corp., a provider of vehicular natural gas, with responsibility for strategic development, since September 2007. He served as Co-CEO of WR Hambrecht + Co., an investment banking firm, from July 2004 to September 2007, and prior to that date served in other executive positions with WR Hambrecht + Co. Prior to joining WR Hambrecht + Co in March 1999, Mr. Corbus was in the investment banking group at Donaldson, Lufkin and Jenrette. Mr. Corbus graduated from Dartmouth College with a Bachelor of Arts Degree in Government and has a Master’s Degree of Business Administration in Finance from Columbia Business School. The specific experience, qualifications, attributes or skills that led the Board to conclude that Mr. Corbus should serve as a director in light of our business and structure were his substantial experience in finance, management, and strategic planning, as well as his experience analyzing and evaluating corporate business plans, capital structures and needs, and debt, equity and hybrid financing alternatives resulting from his work for Clean Energy Fuels Corp., WR Hambrecht + Co., and Donaldson, Lufkin and Jenrette.

Jonathan E. Johnson III

Age: 54

Director since: 2013

Committee Memberships: N/A

Mr. Jonathan E. Johnson III joined Overstock in September 2002 and has served as a Director since May 2013. Mr. Johnson currently serves as Chief Executive Officer of Overstock and President of Medici Ventures. He is also on the Board of Directors of Medici Ventures and Medici Ventures portfolio companies tZERO Group, Inc., Bitt.com, FinClusive, GrainChain, PeerNova, and Voatz. He served as our President from July 2008 to February 2013, as our Interim Chief Executive Officer from February 2013 to April 2013, as Executive Vice Chairman of the Board and Corporate Secretary from April 2013 to April 2014, and Chairman of the Board of Directors May 2014 through May 2017. Prior to his service as our President, Mr. Johnson served as our General Counsel and as our Vice President, Strategic Projects and Legal, and Senior Vice President, Corporate Affairs and Legal. Mr. Johnson holds a Bachelor’s Degree in Japanese from Brigham Young University, studied for a year at Osaka University of Foreign Studies in Japan, and received his law degree from the J. Reuben Clark Law School at Brigham Young University. Mr. Johnson serves on the executive committee of the Board of Trustees of the Utah Technology Council, the Board of Silicon Slopes, the Board of Trustees of the Libertas Institute, and the Board of Trustees of the Hale Center Theatre. The specific experience, qualifications, attributes or skills that led the Board to conclude that Mr. Johnson should serve as a director in light of our business and structure were his experience as our General Counsel, as our Vice President, Strategic Projects and Legal, as our Senior Vice President, Corporate Affairs, as our President, and as our Interim Chief Executive Officer.

28 | 2020 Proxy Statement

The Board / Information Regarding Director Nominees and Other Directors

Class II Directors (Terms Expiring in 2022)

Joseph J. Tabacco, Jr.

Age: 71

Director since: 2007

Committee Memberships: Audit, Nominating and Corporate Governance, Compensation

Mr. Joseph J. Tabacco, Jr. has served as a director of Overstock since June 2007. For more than the last five years Mr. Tabacco has served as the managing partner of the San Francisco office of Berman Tabacco. A 1974 honors graduate of George Washington University School of Law, Mr. Tabacco litigates antitrust, securities fraud, commercial high tech, and intellectual property matters. Since entering private practice in the early 1980s, Mr. Tabacco has served as trial or lead counsel in numerous antitrust and securities cases and has been involved in all aspects of state and federal litigation. Prior to 1981, Mr. Tabacco served as senior trial attorney for the U.S. Department of Justice, Antitrust Division, and in both the Central District of California and the Southern District of New York.

Dr. Robert J. Shapiro

Age: 71

Director since: 2020

Committee Memberships: N/A

Dr. Robert J. Shapiro has served as a director of Overstock since February of 2020. Dr. Shapiro also serves as a member of the Boards of Directors of our wholly-owned subsidiary Medici Ventures and our indirectly held subsidiary Medici Land Governance. Dr. Shapiro is the chairman and founder of Sonecon, LLC, a private consultancy firm he founded in 2001 that advises U.S. and foreign businesses, governments and non-profit organizations on economic and security-related matters. Dr. Shapiro is also a Senior Fellow of the Georgetown University Center for Business and Public Policy, director of the NDN Center on Globalization, chief strategist for Brand Transact, and the advisory boards of Gilead Science and Cote Capital. From 1997 to 2001, he was U.S. Under Secretary of Commerce for Economic Affairs. Prior to that, he was co-founder and Vice President of the Progressive Policy Institute and, before that, the Legislative Director and Economic Counsel to Senator Daniel P. Moynihan. Dr. Shapiro has been a Fellow of Harvard University, the Brookings Institution, the National Bureau of Economic Research, and the Fugitsu Institute. He holds a Ph.D. and M.A. from Harvard University, a M.Sc. from the London School of Economics and Political Science, and an A.B. from the University of Chicago.

2020 Proxy Statement | 29

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2019 were Allison H. Abraham and Joseph J. Tabacco, Jr. During 2019:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	none of the members of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K; and

•

none of the Company’s executive officers served on the compensation committee or other board committee performing equivalent functions or as a member of the board of directors of another entity, one of whose executive officers served on the Company’s Board or Compensation Committee or other board committee performing equivalent functions.

30 | 2020 Proxy Statement

Executive Compensation

31	Compensation Discussion and Analysis

	31	Introduction

	32	2017 Say on Pay Vote and 2017 Say on When Vote

	32	Compensation Objectives

	32	Employment Agreements

	33	Retirement Benefits

	33	Role of Compensation Consultants

	33	Elements of Compensation

	37	Nonqualified Deferred Compensation Plan

	37	Executive Compensation Action Taken After Year-End

	38	Timing of Equity Awards

	38	Severance and Change of Control Arrangements

	39	Security Ownership Requirements

	39	Hedging Policy

40	Compensation Committee Report

41	Compensation Tables and Narratives

	41	Compensation Paid to Executive Officers

	41	Summary Compensation Table

	43	Grants of Plan-Based Awards

	44	Outstanding Equity Awards at Fiscal Year-End

	45	Option Exercises and Stock Vested in 2019

	45	Nonqualified Deferred Compensation Plan

	46	Compensation of Directors

	47	Director Compensation Table

	47	Potential Payments Upon Termination or Change of Control

	47	Acceleration upon change of control

	50	No acceleration upon change of control

	50	Deferred Compensation Plan

	50	CEO Pay Ratio

	52	Equity Compensation Plan Information

Compensation Discussion and Analysis

Introduction

The Compensation Committee administers our executive compensation program. The Compensation Committee, which consists entirely of independent directors, is responsible for reviewing and approving our compensation policies, for reviewing and approving all forms of compensation for our executive officers, including our named executive officers identified in the Summary Compensation Table below (the “Named Executive Officers”), for administering our incentive compensation programs, for approving and overseeing the administration of our employee benefits programs other than medical benefits programs, and for providing insight and guidance to management with respect to employee compensation and retention generally. Following is a discussion of the objectives and implementation of our executive compensation programs.

The Compensation Committee operates under a charter adopted by the Board of Directors. The Compensation Committee periodically reviews the adequacy of its charter and recommends changes to the Board for approval as it considers appropriate. The Compensation Committee meets at scheduled times during the year and also acts from time to time by written consent. The Compensation Committee reports on its activities and makes recommendations at meetings of the Board. The Compensation Committee approves executive salaries, approves awards under incentive/bonus plans, and administers the Company’s 2005 Plan. The Compensation Committee periodically reviews comparative executive compensation information from other public companies. Additionally, from time to time, the Compensation Committee reviews other human resource issues, including qualified and non-qualified benefits and management performance appraisals and succession planning. During 2019, the individuals who served as our Chief Executive Officer (Dr. Patrick M. Byrne through August 22, 2019, and Mr. Jonathan E. Johnson III thereafter) (our “CEO”), our President, Retail, the individuals who served as our Chief Financial Officer (Mr. Gregory J. Iverson through September 17, 2019, and Mr. Robert P. Hughes thereafter) and other executive officers made recommendations and participated in compensation discussions concerning executive officers. The Compensation Committee does not have the power to delegate any of its authority to any other person. Our CEO does not participate in any Compensation Committee deliberations regarding his compensation. However, Dr. Byrne, as he had done for the last several years, informed the Committee prior to its deliberations that he would not accept any bonus payment and would not accept a salary of more than approximately $100,000.

2020 Proxy Statement | 31

Executive Compensation / Compensation Discussion and Analysis

2017 Say on Pay Vote and 2017 Say on When Vote

At the 2017 annual stockholders meeting our stockholders voted, on an advisory basis, to approve our executive compensation. The Compensation Committee was aware of the results of the advisory vote when it made 2019 compensation decisions, but its awareness of the advisory vote did not affect the Committee’s decisions. Because our stockholders will vote again, on an advisory basis, at the 2020 annual stockholders meeting to approve our executive compensation, the Compensation Committee intends to consider the results of the 2020 say on pay vote in future compensation decisions.

At the 2017 annual stockholders meeting the stockholders also voted, on an advisory basis, to approve the Board’s recommendation that future advisory votes regarding our executive compensation be held once every three years. We have determined to follow the stockholder vote.

Compensation Objectives

Our executive compensation programs seek to attract and retain highly competent executive management who will build long-term economic value for the Company. Our general compensation philosophy for our executives is that our executives’ cash compensation should generally be at levels that are sufficient to retain the services of the executives, but that our executives’ opportunities for more significant compensation should be tied closely to our performance.

The objectives of our executive compensation plans and programs are to:

•	Increase the long-term economic value of the Company;

•	Retain the senior executives; and

•	Deliver the total executive compensation package in a cost-effective manner.

Our executive compensation policy is designed to reward decisions and actions that have a positive effect on our financial performance and long-term stock value, and to balance short-term and long-term goals. Since 2008 our approach to equity awards has been to make an annual grant of restricted stock units (“RSUs”) in an effort to create an equity awards system that will have long-term motivational effects tied directly to our stock price, subject to compliance with the vesting requirements. The Compensation Committee believes that annual RSU grants, with multi-year vesting requirements, made over a number of years, should have the desired effect of providing appropriate incentives tied to the market price of the common stock over a long period of time, without encouraging short-term or inappropriate management decisions.

In addition to our 2005 Plan, Medici Ventures, tZERO, and MLG have each adopted an equity incentive plan. During 2019 certain of our Named Executive Officers received grants under the Medici Ventures, Inc. Stock Option Plan, as amended (the “Medici Option Plan”), the tZERO Equity Incentive Plan (the “tZERO Plan”), and/or the MLG Stock Option Plan (the “MLG Option Plan”), as shown in the Summary Compensation Table and other tables below.

In 2019 our Named Executive Officers were not eligible to participate in any bonus plan, but one or more Named Executive Officers received individual bonuses, as described below.

In 2019 our Named Executive Officers did not receive any adjustments to their base salaries based on marketplace changes or other developments outside of the Company. During 2019, the only adjustments the Compensation Committee made to the base salaries of any of our Named Executive Officers were based on changes to the responsibilities of certain Named Executive Officers as described below.

The accounting and tax treatment of particular forms of compensation generally do not affect the Compensation Committee’s compensation decisions.

Employment Agreements

None of our Named Executive Officers had an employment or severance agreement in place in 2019. However, on February 17, 2020, we entered into a Severance Agreement and Release with Dr. Kamelia Aryafar, as described in “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”

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Additionally, on February 17, 2020, the Board unanimously approved the adoption of a form of Executive Retention Agreement, which provides for severance payments upon an executive’s termination, provided such termination is neither voluntary nor for cause. Under the Executive Retention Agreement, termination “for cause” includes gross negligence in the performance of the employee’s duties, intentional nonperformance or refusal to comply with the reasonable directives of the Company, or commission of a felony criminal conviction or any other criminal conviction involving the employee’s lack of honesty. The form of Executive Retention Agreement provides that in consideration of the executive’s continued rendering of services to the Company, the Company agrees that, in connection with the executive’s termination from the Company that is neither voluntary nor for cause (as described above), and subject to the execution of a release of claims by the executive, the Company will (i) pay a lump sum cash payment equal to the amount, less withholding taxes, of the employee’s monthly rate of pay multiplied by the number of years of service (rounded to the closest 0.25 years) completed by the employee, but not greater than six months or less than two months, such six-month cap to be increased by one month on each January 1 after the date the employee signs the Executive Retention Agreement but in no event to exceed twelve months; and (ii) accelerate vesting of unvested equity which would have otherwise vested during the post-termination time period, the length of which is determined by using one month for each year of service (rounded to the closest 0.25 years) completed by the employee, but not greater than six months or less than two months, such six-month cap to be increased by one month on each January 1 after the date the employee signs the Executive Retention Agreement but in no event to exceed twelve months. At its sole option, the Company may substitute the lump sum cash payment by accelerating the vesting of an equivalent market value amount of previously awarded but unvested restricted stock units under the Company’s 2005 Plan. The Company has not yet entered into the Executive Retention Agreement with any of the Named Executive Officers but plans to do so with certain senior executive officers of the Company.

Retirement Benefits

We do not offer any pension plan or other retirement benefits except a 401(k) plan and a nonqualified deferred compensation plan for senior management. At December 31, 2019 none of our Named Executive Officers had any amounts deferred under the Deferred Compensation Plan.

Role of Compensation Consultants

The Compensation Committee has sole discretion, at Company expense, to retain and terminate compensation consultants, independent legal counsel or other advisors, including sole authority to approve their fees and retention terms. During 2019 the Compensation Committee engaged VisionLink Advisory Group, Inc. as its independent compensation consultant. VisionLink reports directly to the Compensation Committee and performs services as directed by the Committee. In 2019, VisionLink (i) reviewed our comparator group companies, the compensation of our CEO and the other Named Executive Officers and a pay for performance analysis; and (ii) assisted with executive compensation program design and competitive pay analysis.

Elements of Compensation

The elements of total compensation for which our Named Executive Officers were generally eligible during 2019 were as follows:

•	Base salary (in which we include payments for paid time off, holiday pay, and pay for working during Company holidays);

•	Individual bonuses;

•	Awards under our 2005 Plan, and, for employees and directors of Medici Ventures, tZERO, and/or MLG awards under the Medici Option Plan, the tZERO Plan, and/or the MLG Option Plan;

•	Matching contributions under our 401(k) plan;

•	Benefits under our health, welfare and supplemental disability benefits plans;

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Executive Compensation / Compensation Discussion and Analysis

•	Benefits under our Nonqualified Deferred Compensation Plan;

•	Subsidized meals in our Company cafeteria; and

•	Service awards for reaching five, ten or 15 years of service to the Company, which may include gross up payments to compensate for the taxes on those awards.

Each of these elements is discussed below.

Our CEO. On August 22, 2019, Jonathan E. Johnson III was appointed as Interim CEO, and on September 23, 2019, Mr. Johnson was appointed CEO of the Company. Mr. Johnson currently has a base salary of $625,000 as CEO. Prior to becoming CEO, Mr. Johnson was the president of our wholly-owned subsidiary Medici Ventures, a position he continues to hold in addition to his role of CEO of the Company where he previously had an annual base salary of $350,000. In 2019, Mr. Johnson received the salary reported in the summary compensation table of $482,116, which reflects the proration of Mr. Johnson’s current base salary from the time of his salary increase through the end of 2019. Mr. Johnson also received 401(k) matching contributions of $15,992; had imputed income for group term life insurance in the amount of $2,160; had premiums paid by the Company for supplemental disability insurance in the amount of $4,398; and had imputed income for food purchased in the Company’s subsidized café in the amount of $10. Mr. Johnson also received a non-qualified option to acquire 2,000 shares of Medici Ventures stock pursuant to the Medici Ventures Option Plan on February 13, 2019 with grant date fair market value of $173,680.

Until August 22, 2019, Dr. Patrick M. Byrne served as CEO. In 2019, Dr. Byrne had a base salary of $100,000 per year. At the time of his resignation, he received the salary reported in the summary compensation table of $64,616. Dr. Byrne also received 401(k) matching contributions of $3,785; had imputed income for group term life insurance in the amount of $476. Dr. Byrne did not receive any equity award under our 2005 Plan during 2019.

Base Salary. The base salaries of the Named Executive Officers are reviewed by the Compensation Committee annually. Salaries for the Named Executive Officers for 2019 were unchanged from their 2018 salaries, with the following exceptions:

•

Jonathan E. Johnson III’s base salary was increased from $350,000 in 2018 to $625,000 in 2019 due to his increased responsibilities following his promotion to Interim Chief Executive Officer on August 22, 2019 and his promotion to Chief Executive Officer on September 23, 2019.

•

Robert P. Hughes’ base salary was increased from $200,000 in 2018 to $275,000 for the majority of 2019 and then again to $400,000 on September 20, 2019 due to his increased responsibilities while performing the role of Acting Chief Financial Officer.

2019 Individual Bonus Payments. In 2019 our Named Executive Officers were not eligible to participate in any bonus plan. However, individual bonuses can be given to our Named Executive Officers as rewards for extraordinary efforts. On February 13, 2019, a bonus was given to Mr. Johnson in the amount of $500,000 for his efforts in 2018. On February 17, 2020, a bonus was given to Mr. Hughes in the amount of $75,000 in cash and 10,000 RSUs (having a one-year vesting schedule) for his efforts in 2019 and 2020 while undertaking increased responsibilities as Acting Chief Financial Officer.

2005 Plan. We use the grant of awards under our 2005 Plan to provide long-term incentive compensation opportunities to our key employees, including the Named Executive Officers. The plan was most recently reapproved by the stockholders in 2017. It provides for the grant of equity-based awards, including restricted stock and restricted stock unit awards. The plan is designed to provide incentive compensation that aligns management’s financial interests with those of our stockholders and encourages management ownership of our common stock.

Since 2008 the only type of award we have granted under the 2005 Plan has been restricted stock units (“RSUs”). The Compensation Committee determines the number of RSUs to be granted to key employees, including Named Executive Officers, based on a recommendation of management including the active participation during 2019 of the CEO, by determining the aggregate amount the Compensation Committee considers appropriate for the entire group and allocating the awards on the basis of management’s recommendation and the Compensation Committee’s subjective views of the relative ability of key employees or groups of key employees to make positive contributions to the Company. The Compensation Committee generally makes equity grants to key employees, including Named Executive Officers, annually at a regularly scheduled Compensation Committee meeting typically held in late January or

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early February of each year. In 2019, the Compensation Committee made these regular equity grants on February 13, 2019. We have not otherwise adopted any specific policy regarding the amount or timing of any stock-based compensation for employees under the 2005 Plan, although the aggregate amount of the equity grants to employees in recent years has generally been a number of shares approximately equal to 1-2% of the number of shares outstanding, and the annual grant typically occurs during the first half of the year. We have never backdated or repriced options or any other equity award. The aggregate grant date fair value of equity-based awards is set forth in the Summary Compensation Table. Information concerning the number of RSUs held by each Named Executive Officer as of December 31, 2019, under the 2005 Plan is set forth in the Outstanding Equity Awards at Fiscal Year-End Table. The annual RSU grants to our Named Executive Officers have historically been the most significant incentive compensation arrangement we utilize. As described below, Medici Ventures, tZERO, and MLG have also begun utilizing equity incentive plans.

Medici Option Plan. In July 2017 our wholly-owned subsidiary Medici Ventures, Inc. adopted the Medici Option Plan, which provides for the grant with respect to Medici Ventures common stock of non-qualified stock options. During 2019 the only Named Executive Officers to receive an award under this plan were (i) Jonathan E. Johnson III, who received a non-qualified stock option with a grant date fair value of $173,680 to acquire up to 2,000 shares of Medici Ventures common stock, and (ii) Dr. Patrick M. Byrne, who received a non-qualified stock option award with a grant date fair value of $86,840 to acquire up to 1,000 shares of Medici Ventures common stock; however, all 1,000 Medici Ventures options granted to Dr. Byrne were forfeited when Dr. Byrne resigned from the Company on August 22, 2019.

tZERO Group, Inc. 2017 Equity Incentive Plan. In December 2017, our indirect majority-owned subsidiary tZERO adopted an equity incentive plan which provides for the grant with respect to tZERO common stock of non-qualified stock options, restricted stock and RSUs. During 2019, the only Named Executive Officer to receive an award under this plan was Jonathan E. Johnson III, who received a non-qualified stock option with a grant date fair value of $76,000 to acquire up to 100,000 shares of tZERO common stock.

In October 2019, tZERO’s Board of Directors approved an amendment to the tZERO Plan to allow participants (i) who transfer employment to certain affiliates of tZERO to remain in “Continuous Service” and continue vesting their equity awards after such transfer and (ii) allow option holders who cease to be employed by tZERO to continue to exercise any vested options they hold at separation until the expiration of their option award. These amendments were intended to align the tZERO Plan with the equity compensation plans of its parent entities and growth-stage companies generally. In connection with the amendment to the tZERO Plan, the existing option grants under the tZERO Plan were amended to make conforming changes to allow participants with outstanding option grants, including Mr. Johnson, to continue exercising any vested options they hold until the expiration of their option award. This modification did not affect the fair value of such option grant as of the modification date, as determined in accordance with FASB ASC Topic 718, including Mr. Johnson’s.

Medici Land Governance, Inc. 2019 Stock Option Plan.

In April 2019, our indirectly held subsidiary MLG adopted the MLG Option Plan, which provides for the grant with respect to MLG common stock of non-qualified stock options. During 2019 the only Named Executive Officer to receive an award under this plan was Robert Hughes, who received a non-qualified stock option with a grant date fair value of $41,875 to acquire up to 12,500 shares of MLG common stock.

401(k) Plan. We maintain a 401(k) plan, in which Named Executive Officers may participate. During 2019 we made 100% matching contributions on the first 6% of eligible compensation deferred by employees. Such matching amounts vested immediately. We did not make any profit sharing contributions in 2019. The amounts of the matching contributions to our Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table. Participation in the 401(k) plan is available to employees on a non-discriminatory basis.

Health and Welfare Benefits. We provide health, life and disability insurance and other employee benefits programs to our employees, including our Named Executive Officers. We also provide supplemental disability insurance for our senior management team members, including the Named Executive Officers. Except for the supplemental disability insurance, our employee benefits plans are provided on a non-discriminatory basis. The amounts of the supplemental disability insurance premium payments we make for the benefit of our Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table.

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Nonqualified Deferred Compensation Plan. We have a nonqualified deferred compensation plan for senior management (the “Deferred Compensation Plan”). The Deferred Compensation Plan, which is described in more detail below, allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. We have never made any discretionary contributions to participants’ accounts. At December 31, 2019 none of our Named Executive Officers had any amounts deferred under the Deferred Compensation Plan.

Company Cafeteria. We operate a subsidized cafeteria in our corporate headquarters. The cafeteria is open to all employees on a non-discretionary basis. We track purchases by each employee in order to compute imputed income for each employee, including Named Executive Officers.

Service Awards. We pay service awards to all employees, including Named Executive Officers, for reaching certain milestones for their years of service. Although these awards are primarily ceremonial, we believe that loyalty to the Company and length of service deserve recognition. We therefore provide the following employee service awards:

•	after five years of service—we provide a $250 Company gift card;

•	after ten years of service—we provide a $250 Company gift card plus $1,000 cash with a gross up to compensate the employee for taxes on the award; and

•	after fifteen years of service—we provide a $250 Company gift card plus we allow the employee to take a one-month sabbatical with pay.

No Named Executive Officer received a service award in 2019.

Why We Pay these Elements of Compensation; How We Determine the Amounts; and Interrelationships of these Elements. The main elements of compensation potentially available to our Named Executive Officers (other than our Chief Executive Officer) for 2019 were base salary and RSU grants, with the possibility of bonus payments for individual performance. The three elements operate independently of one another. The Compensation Committee periodically considers the value of each component and the total value of the compensation package being provided to each of the Named Executive Officers, as well as the history of each officer’s compensation package. The base salaries we paid the Named Executive Officers during 2019 were paid in order to retain the services of those executives.

The Compensation Committee granted RSUs to our Named Executive Officers and other key employees on February 13, 2019 to provide long-term incentive compensation tied directly to the price of the Company’s common stock. The grants were intended to have a retention effect, as they vest in equal annual increments over a three-year period. They were also intended to provide reasonable incentives tied to the price of the Company’s common stock, which the Compensation Committee believes to be in the best interests of stockholders generally. In approving the February 13, 2019 grants the Compensation Committee considered the substantial increase in the price of the Company’s common stock during 2017 and January 2018, as well as the historical volatility of the price of the Company’s common stock, and determined that it was in the Company’s best interest to keep the aggregate amount of the grants reasonably consistent with prior years.

The Compensation Committee sometimes approves individual bonus payments as rewards for extraordinary efforts. The bonus payments to our Named Executive Officers during 2019 are described above under “2019 Bonus Payments.”

We provide the 401(k) plan, the health and welfare benefits and the Company cafeteria to help make our overall compensation packages and work environment more attractive to all our employees, including our Named Executive Officers.

Risks of Our Compensation Policies and Practices. We periodically analyze and evaluate risks arising from our compensation policies and practices, and have concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on us.

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Nonqualified Deferred Compensation Plan

We have a nonqualified deferred compensation plan for senior management (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. Participants are permitted to select from a limited number of investment alternatives available under the Plan. Under the terms of the Deferred Compensation Plan, eligible members of senior management, including the Named Executive Officers, may defer receipt of their compensation, including up to 50% of their salaries and up to 90% of their bonuses. We may, though we have no obligation to, make discretionary contributions on behalf of a participant in the Deferred Compensation Plan, in such form and amount as we deem appropriate. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer. We have never paid any above-market or preferential earnings on any compensation deferred under the Deferred Compensation Plan. At December 31, 2019 none of our Named Executive Officers had any funds in the Deferred Compensation Plan.

Executive Compensation Action Taken After Year-End

The Compensation Committee took action relating to 2019 compensation of one or more Named Executive Officers after December 31, 2019. A bonus and RSU grant were paid to Robert Hughes for services he rendered to the Company in his capacity of Acting Chief Financial Officer in 2019 and 2020 as described below.

On February 17, 2020, the Compensation Committee met to set 2020 salaries for our Named Executive Officers and made RSU grants. The Compensation Committee has not approved any 2020 bonus plan in which our Named Executive Officers would be eligible to participate, but Named Executive Officers can receive bonuses as a reward for extraordinary efforts. Below are the 2020 salaries, bonuses and RSU grants provided to our Named Executive Officers.

Name	2020 Salary		2020 Bonus	Restricted Stock Unit Grant
Patrick Byrne (1)	—		—	—
Jonathan E. Johnson III	$625,000		—	50,000 (2)
Gregory J. Iverson (3)	—		—	—
Robert P. Hughes	$400,000		$75,000 (4)	10,000 (5)
Kamelia Aryafar (6)	—		—	—
David Nielsen	$450,000	(7)	—	40,000 (2)
John Paul Knab	$400,000		—	20,000 (2)

(1)	Dr. Byrne resigned from the Company on August 22, 2019 and did not receive a salary, bonus or restricted stock unit grant in 2020.

(2)

Restricted stock unit grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the February 17, 2020 grant date. Figures shown are the number of units/shares. The shares had a value of $9.03 per share at the close of business on February 14, 2020, which is the last business day before the grant date which was on a federal holiday.

(3)	Mr. Iverson resigned from the Company on September 17, 2019 and did not receive a salary, bonus or restricted stock unit grant in 2020.

(4)	Mr. Hughes was given a $75,000 bonus for services he rendered to the Company in his capacity as Acting Chief Financial Officer in 2019 and 2020.

(5)

This restricted stock unit grant was to Mr. Hughes for services he rendered to the company in his capacity as Acting Chief Financial Officer in 2019 and 2020. The grant was made pursuant to the Company’s 2005 Plan and will vest one year from the February 17, 2020 grant date. Figures shown are the number of units/shares. The shares had a value of $9.03 per share at the close of business on February 14, 2020, which is the last business day before the grant date which was on a federal holiday.

(6)

Dr. Aryafar resigned from the Company on February 17, 2020 and no changes were made to her salary in 2020. At the time of her resignation, Dr. Aryafar was earning a base salary of $600,000 per year. No bonus or restricted stock units were granted to her in 2020 except that, as part of her severance agreement, Dr. Aryafar’s restricted stock units that were scheduled to vest through the end of 2021 will have an accelerated vesting schedule and will vest on October 26, 2020 (subject to her adherence to the terms of her severance agreement), at which time she will receive 10,402 shares of common stock. See “Compensation Discussion and Analysis—Severance and Change of Control Arrangements.”

(7)	Mr. Nielsen’s salary was increased from $400,000 to $450,000 on February 17, 2020, due to his increased responsibilities and recommendations by our third-party compensation consultant VisionLink.

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Executive Compensation / Compensation Discussion and Analysis

Timing of Equity Awards

The Compensation Committee did not grant any stock options under the 2005 Plan to any of our Named Executive Officers during 2019. We do not have any program, plan or practice to time option grants, RSU awards or any other equity awards to our Named Executive Officers or to any other employee in coordination with the release of material non-public information. The Company’s Board of Directors and Board committees, including the Compensation Committee, normally schedule their regular meetings at least a year in advance. Meetings of the Compensation Committee are generally held in connection with the regularly scheduled Board meetings. The meetings are scheduled in an effort to meet a number of different timing objectives, including the review of financial results and the review of press releases and filings containing financial results. The Compensation Committee may approve equity awards shortly before or after the public release of financial results or other material information, because the Compensation Committee holds its meetings in connection with the Board meetings, not because of a program, plan or practice to time option grants or other equity awards. We also do not set the grant date of any equity awards to new executives in coordination with the release of material non-public information, and we have not timed, and do not plan to time, the release of material non-public information for the purpose of affecting the value of executive compensation.

During 2019, Medici Ventures granted non-qualified stock options under the Medici Option Plan to certain of its employees and directors, including Mr. Johnson and Dr. Byrne. The discussion in the paragraph above regarding the timing of meetings and other logistics regarding the 2005 Plan is also generally applicable to the activities of the Medici Ventures Board relating to the Medici Option Plan.

During 2019, tZERO granted non-qualified stock options under the tZERO Plan to certain of its employees and directors, including Mr. Johnson. The discussion in the paragraph above regarding the timing of meetings and other logistics regarding the 2005 Plan is also generally applicable to the activities of the tZERO Board relating to the tZERO Plan.

During 2019, MLG granted non-qualified stock options under the MLG Option Plan to certain of its employees and directors, including Mr. Hughes. The discussion in the second preceding paragraph above regarding the timing of meetings and other logistics regarding the 2005 Plan is also generally applicable to the activities of the MLG Board relating to the MLG Option Plan.

Severance and Change of Control Arrangements

In 2019, none of our executive officers had any contractual right to any severance or change of control payments under any employment or severance agreement, although we do sometimes make severance payments on a case-by-case basis. On February 17, 2020, we entered into a severance agreement with Dr. Kamelia Aryafar, under which the Company agreed that (i) Dr. Aryafar will remain on payroll, to receive the amount of her base salary until August 17, 2020, which amount will total $300,000, less applicable deductions and taxes; (ii) Dr. Aryafar will continue to receive health insurance benefits until August 31, 2020; and (iii) Dr. Aryafar’s RSUs that are scheduled to vest through the end of 2021 will be accelerated and will vest on October 26, 2020 at which time she will receive 10,402 shares of common stock, subject to her adherence to the terms of her severance agreement, including non-competition, confidentiality of proprietary information, employee non-solicitation, and other related covenants.

In addition, the Board approved a form of Executive Retention Agreement, which has not yet been entered into with any Named Executive Officers, but which would create an obligation of the Company to pay severance to certain executive employees, as described in “Compensation Discussion and Analysis—Employment Agreements.”

Our executive officers hold RSUs issued under our 2005 Plan, and the vesting of such awards may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the holder within a period of time after a change of control has occurred. The 2005 Plan provides that if a merger or change of control (as defined in the plan) occurs, outstanding awards will be assumed by the successor or an equivalent award will be substituted, or the award will vest and the participant will have the right to exercise the award. The 2005 Plan also provides that the Board has the power to modify any outstanding awards at any time, by accelerating vesting or otherwise.

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In addition, as described above, our Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer, and at December 31, 2019 none of our Named Executive Officers had any funds in the Deferred Compensation Plan.

Certain of our executive officers hold options granted under the Medici Option Plan, and the vesting and exercisability of such options may be accelerated in connection with a change of control (as defined in the Medici Option Plan) or otherwise.

Certain of our executive officers hold options or other awards granted under the tZERO Plan. The tZERO Plan provides that in the event of a change of control (as defined in the tZERO Plan), the administrator shall accelerate, vest or cause the restrictions to lapse with respect to all awards outstanding under the plan prior to the change in control.

Certain of our executive officers hold options granted under the MLG Option Plan, and the vesting and exercisability of such options may be accelerated in connection with a change of control (as defined in the MLG Option Plan) or otherwise.

Security Ownership Requirements

We do not have any policy requiring our Named Executive Officers or directors to own any specified amount of our common stock.

Hedging Policy

We have a policy prohibiting directors, officers and other employees and members of their immediate families from engaging in short sales of our stock or otherwise engaging in any transaction intended to hedge against or profit from any decrease in the market value of our securities.

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Executive Compensation / Compensation Committee Report

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2020 proxy statement.

Joseph J. Tabacco, Jr. (Chair)

Allison H. Abraham

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Executive Compensation / Compensation Tables and Narratives

Compensation Tables and Narratives

Compensation Paid to Executive Officers

The following table sets forth information for the three years ended December 31, 2019 concerning the compensation for services in all capacities to the Company and its subsidiaries of (i) each of the two individuals who served as our principal executive officer during 2019, (ii) each of the two individuals who served as our principal financial officer during 2019, (iii) our three most highly compensated executive officers who were serving as such at December 31, 2019 other than our two principal executive officers and our two principal financial officers. We refer to these individuals throughout this proxy statement as the “Named Executive Officers.”

The material factors necessary to understand the summary compensation table and the grants of plan-based awards table below are described above in the Compensation Discussion and Analysis and in the footnotes to the summary compensation table.

Summary Compensation Table

Name & Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	All Other Compensation	Total
Patrick M. Byrne (3) Former Chief Executive Officer and Director (former principal executive officer)	2019	$64,616	—	—	$86,840	$ 4,261	$155,717
	2018	$104,231	—	—	$25,593	$ 6,774	$136,598
	2017	$100,000	—	$338,000	$3,075	$ 6,576	$447,651
Jonathan E. Johnson III (4) Chief Executive Officer and Director (principal executive officer)	2019	$482,116	$500,000	$374,000	$249,680	$ 72,561	$1,678,357
	2017	$350,000	$33,760	$215,620	$46,620	$ 28,365	$674,365

Gregory J. Iverson (5)	2019	$286,154	—	$374,000	—	$ 35,104	$695,259
Former Chief Financial Officer (former principal financial officer)	2018	$286,154	—	$763,000	—	$138,606	$1,187,760
Robert P. Hughes (6) Acting Chief Financial Officer (principal financial officer)	2019	$305,002	—	—	$41,875	$ 27,443	$374,320
	2018	$254,232	$5,769	$1,489,000	$8,531	$ 25,798	$1,783,331
	2017	$300,000	$15,000	$253,500	—	$ 25,247	$593,749
Kamelia Aryafar (7) Former Executive VP & Chief Algorithms and Analytics Officer	2019	$419,376	—	$374,000	—	$ 38,764	$832,140
David Nielsen (8) President, Retail	2019	$384,039	—	$374,000	—	$ 23,444	$781,482
John Paul Knab (9) Chief Marketing Officer	2019	$401,539	—	$374,000	—	$ 16,095	$791,633
	2018	$398,463	—	$1,302,875	—	$ 20,641	$1,721,979

(1)

Amounts shown are the aggregate grant date fair value of the awards, determined in accordance with FASB ASC Topic 718 and do not correspond to the actual value that will be realized by the Name Executive Officers. Assumptions used in the calculation of these amounts are included in Note 15 to our audited financial statements for fiscal 2019, which are included in our Annual Report.

(2)

Amounts shown are the aggregate grant date fair value of the awards, determined in accordance with FASB ASC Topic 718 and do not correspond to the actual value that will be realized by the Name Executive Officers. Assumptions used in the calculation of these amounts are included in Note 15 to our audited financial statements for fiscal 2019, which are included in our Annual Report.

(3)

Dr. Byrne served as our principal executive officer until August 22, 2019, when he resigned. Dr. Byrne did not receive any Overstock equity award in 2019. On February 13, 2019 Dr. Byrne was granted a non-qualified stock option with a grant date fair value of $86,840 to acquire up to 1,000 shares of Medici Ventures common stock pursuant to the Medici Option Plan, all of which were forfeited at the time of his resignation. Amounts shown in “All Other Compensation” in 2019 for Dr. Byrne include Company provided 401(k) matching contributions (with a 100% match of the first 6% of eligible contributions), in the amount of $3,785; and imputed income for group term life insurance in the amount of $476.

(4)

Mr. Johnson has served as our principal executive officer since August 22, 2019. On June 1, 2019 Mr. Johnson was granted a non-qualified stock option with a grant date fair value of $76,000 to acquire up to 100,000 shares of tZERO common stock pursuant to the tZERO Plan, which was amended effective October 10, 2019 to extend the exercise period for the option (once vested) until the expiration of the option

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Executive Compensation / Compensation Tables and Narratives

award. The modifcation of Mr. Johnson’s tZERO option grant did not result in any change in the fair value of such option grant as of the modification date, as determined in accordance with FASB ASC Topic 718. On February 13, 2019, Mr. Johnson was granted a non-qualified stock option with a grant date fair value of $173,680 to acquire up to 2,000 shares of Medici Ventures common stock pursuant to the Medici Option Plan. The calculation of Mr. Johnson’s 2017 compensation includes the grant of a non-qualified stock option with a grant date fair value of $46,620 to acquire up to 14,000 shares of Medici Ventures common stock pursuant to the Medici Option Plan, as described in the proxy statement for the 2018 annual stockholders meeting. Amounts shown in “All Other Compensation” in 2019 for Mr. Johnson include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $15,992; imputed income for group term life insurance in the amount of $2,160; premiums paid by the Company for supplemental disability insurance in the amount of $4,398; cash fees paid for service as member of the tZERO Board of Directors in the amount of $50,000 and imputed income for food purchased in the Company’s subsidized café in the amount of $10. Mr. Johnson was not a Named Executive Officer during 2018; consequently, information for that year is not included.

(5)

Mr. Iverson served as our principal financial officer until his resignation on September 17, 2019 and the amounts shown in “Stock Awards” in 2019 for Mr. Iverson were forfeited at the time of his resignation. Amounts shown in “All Other Compensation” in 2019 for Mr. Iverson include Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $15,877; imputed income for group term life insurance in the amount of $623; premiums paid by the Company for supplemental disability insurance in the amount of $976; imputed income for food purchased in the Company’s subsidized café in the amount of $150; cellular phone reimbursement in the amount of $614; and a cash payment of $16,864 for accrued paid time off Mr. Iverson had accrued but did not use when he resigned. Mr. Iverson was not a Named Executive Officer during 2017; consequently, information for that year is not included.

(6)

Mr. Hughes served as our principal financial officer beginning on September 20, 2019. Amounts shown in “All Other Compensation” in 2019 for Mr. Hughes include Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $16,338; imputed income for group term life insurance in the amount of $4,112; premiums paid by the Company for supplemental disability insurance in the amount of $5,386; imputed income for food purchased in the Company’s subsidized café in the amount of $798; and cellular phone reimbursement in the amount of $808. The $41,875 shown in the Option Awards column is the grant date value of a non-qualified stock option Mr. Hughes received from MLG on April 30, 2019 for an option to acquire 12,500 shares of MLG pursuant to the MLG Option Plan. On April 18, 2018, Mr. Hughes was granted a non-qualified stock option with a grant date fair value of $8,531 to acquire up to 100 shares of Medici Ventures common stock pursuant to the Medici Option Plan. The grant was inadvertently omitted from the summary compensation table in the proxy statement for the 2019 annual stockholders meeting. The 2018 amounts in the compensation tables have been corrected to include that award.

(7)

Dr. Aryafar served as our Executive Vice President & Chief Algorithms and Analytics Officer until she resigned on February 17, 2020. As part of Dr. Aryafar’s severance agreement, her restricted stock units that were scheduled to vest through the end of 2021 will have an accelerated vesting schedule and will vest on October 26, 2020 (subject to her adherence to the terms of her severance agreement), at which time she will receive 10,402 shares of common stock. See “Compensation Discussion and Analysis – Severance and Change of Control Arrangements.” All other unvested RSUs will be forfeited. Amounts shown in “All Other Compensation” in 2019 for Dr. Aryafar include Company provided amounts for housing which total $22,500; 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $13,811; imputed income for group term life insurance in the amount of $675; premiums paid by the Company for supplemental disability insurance in the amount of $1,651; and imputed income for food purchased in the Company’s subsidized café in the amount of $127. Dr. Aryafar was not a Named Executive Officer during 2018 or 2017; consequently, information for those years is not included.

(6)

Mr. Nielsen serves as our President, Retail. Amounts shown in “All Other Compensation” in 2019 for Mr. Nielsen include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $16,127; imputed income for group term life insurance in the amount of $1,895; premiums paid by the Company for supplemental disability insurance in the amount of $4,453; imputed income for food purchased in the Company’s subsidized café in the amount of $291; and cellular phone reimbursement in the amount of $679.. Mr. Nielsen was not a Named Executive Officer during 2018 or 2017; consequently, information for those years is not included.

(7)

Mr. Knab serves as our Chief Marketing Officer. Amounts shown in “All Other Compensation” in 2019 for Mr. Knab include Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $11,923; imputed income for group term life insurance in the amount of $866; premiums paid by the Company for supplemental disability insurance in the amount of $2,868; and imputed income for food purchased in the Company’s subsidized café in the amount of $438. Mr. Knab was not a Named Executive Officer during 2017; consequently, information for that year is not included.

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Grants of Plan-Based Awards

The following table sets forth information concerning grants of awards pursuant to plans made to the Named Executive Officers during the year ended December 31, 2019.

Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (1)	All Other Option Awards: Number of Securities Underlying Options (2)		Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (3)
Patrick M. Byrne (4)	February 13, 2019		1,000*		$288.38	$ 86,840
Jonathan E. Johnson III (5)	February 13, 2019	20,000				$374,000
	February 13, 2019		2,000*		$288.38	$173,680
	June 1, 2019		100,000	**	$ 2.57	$ 76,000
						$623,680
Gregory J. Iverson (6)	February 13, 2019	20,000				$374,000
Robert P. Hughes (7)	April 30, 2019		12,500	***	$ 14.50	$ 41,875
Kamelia Aryafar (8)	February 13, 2019	20,000				$374,000
David Nielsen	February 13, 2019	20,000				$374,000
John Paul Knab	February 13, 2019	20,000				$374,000

*	Relates to common stock of Medici Ventures under non-qualified stock options granted pursuant to the Medici Option Plan.

**	Relates to common stock of tZERO under non-qualified stock options granted pursuant to the tZERO Plan.

***	Relates to common stock of MLG under non-qualified stock options granted pursuant to the MLG Option Plan.

(1)	Amounts reported relate to RSU grants under our 2005 Plan, which were made on the dates indicated. See “—Elements of Compensation—2005 Plan,” above.

(2)	Options were granted pursuant to the Medici Option Plan, tZERO Plan, or the MLG Option Plan, as indicated.

(3)

Amounts reported are the grant date fair value of the awards, determined in accordance with FASB ASC Topic 718. The fair market value of the shares of Overstock common stock on the grant dates were $18.70 per share at the close of business on February 13, 2019. The awards made pursuant to our 2005 Plan vest in three equal annual increments on the first three anniversaries of the applicable grant date. The fair market value of the options to purchase shares of Medici Ventures on the grant date was $86.84 per share on February 13, 2019 and the options have a three-year vesting schedule. The fair market value of the options to purchase shares of tZERO on the grant date was $0.76 per share on June 1, 2019 and the options have a three-year vesting schedule. The October 2019 modification of the options to purchase shares of tZERO grant did not result in any change in the fair value of such option grant as of the modification date, as determined in accordance with FASB ASC Topic 718. The fair market value of the options to purchase shares of MLG on the grant date was $3.35 per share on April 30, 2019 and the options have a three-year vesting schedule.

(4)

Dr. Byrne received an award of Medici Ventures options, which were to vest in three equal annual increments on the first three anniversaries of the grant date. Because Dr. Byrne resigned on August 22, 2019, all 1,000 Medici Ventures options were forfeited.

(5)	Mr. Johnson received awards of Overstock RSUs, Medici Ventures options, and tZERO options, all of which will vest in three equal annual increments on the first three anniversaries of the grant date.

(6)	Mr. Iverson resigned from the Company on September 17, 2019, at which time the amounts shown in “All Other Stock Awards: Number of Shares or Stock or Units” for 2019 were forfeited.

(7)	Mr. Hughes received an award of MLG options, which will vest in three equal annual increments on the first three anniversaries of the grant date.

(8)

Dr. Aryafar resigned from the Company on February 17, 2020. Amounts shown in “All Other Stock Awards: Number of Shares or Stock or Units” for 2019 for Dr. Aryafar, that are not accelerated under the terms of Dr. Aryafar’s severance agreement (e.g. RSUs with a vest date after 12/31/2021), will be forfeited.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2019.

Outstanding Equity Awards at Fiscal Year-End (1)

	Option Awards (2)						Stock Awards (3)

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($) (4)	Award Grant Date
Patrick M. Byrne (5)	833	*			3.33	12/27/2027			12/27/2017
	100	*			281.71	4/18/2028			4/18/2018
Jonathan E. Johnson III	5,000	*			3.33	7/26/2027			7/26/2017
	6,000	*	3,000	*	3.33	7/26/2027			7/26/2017
	833	*	1,667	*	281.71	4/18/2028			4/18/2018
			2,000	*	288.38	2/13/2029			2/13/2019
			100,000	**	2.57	6/1/2029			6/1/2019
							3,334	23,504	2/2/2017
							3,334	23,504	1/26/2018
							20,000	141,000	2/13/2019
Gregory J. Iverson (6)

Robert P. Hughes	33	*	12,500 67	*** *	14.50 281.71	4/30/2029 4/18/2028			4/30/2019
									4/18/2018
							5,000	35,250	2/2/2017
							13,334	94,004	1/26/2018
Kamelia Aryafar (7)							3,068	21,629	10/26/217
							1,334	9,404	1/26/2018
							20,000	141,000	2/13/2018
David Nielsen							5,334	37,604	10/30/2018
							20,000	141,000	2/13/2019
John Paul Knab							5,000	35,250	2/2/2017
							11,667	82,252	1/26/2018
							20,000	141,000	2/13/2019

*	Relates to common stock of Medici Ventures under non-qualified stock options granted pursuant to the Medici Option Plan.

**	Relates to common stock of tZERO under non-qualified stock options granted pursuant to the tZERO Plan.

***	Relates to common stock of MLG under non-qualified stock options granted pursuant to the MLG Option Plan.

(1)

Except as shown in the table and as described in the following footnotes, awards shown in this table consist of RSUs granted under the Company’s 2005 Plan. Certain of our executive officers hold options to acquire shares of Medici Ventures, tZERO, and/or MLG. The table indicates each award that relates to equity of Medici Ventures, tZERO, and/or MLG. All other awards shown relate to Overstock common stock.

(2)

Medici Ventures stock options shown in the table vest over a three-year period commencing on the date of grant in three equal annual increments. tZERO stock options shown in the table vest over a three-year period commencing on the date of grant in three equal annual increments. MLG stock options shown in the table vest over a three-year period commencing on the date of grant in three equal annual increments.

(3)	Overstock RSUs awarded during 2019, 2018 and 2017 vest over a three-year period commencing on the date of grant in three equal annual increments.

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(4)	Market values for Overstock RSU grants have been computed by multiplying the closing market price of Overstock’s common stock on December 31, 2019, which was $7.05, by the number of shares or units.

(5)	Dr. Byrne resigned from the Company on August 22, 2019, at which time he forfeited all unvested RSUs.

(6)	Mr. Iverson resigned from the Company on September 17, 2019, at which time he forfeited all unvested RSUs.

(7)

Dr. Aryafar resigned from the Company on February 17, 2020. Amounts shown in “Stock Awards” for 2019 for Dr. Aryafar, that are not accelerated under the terms of Dr. Aryafar’s severance agreement (RSUs with a vest date after 12/31/2021), will be forfeited. See “Compensation Discussion and Analysis – Severance and Change of Control Arrangements.”

Option Exercises and Stock Vested in 2019

The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the Named Executive Officers.

Option Exercises and Stock Vested (1)

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value Realized on exercise ($)	Number of Shares Acquired on Vestings (#)	Value Realized on Vestings (2)($)
Patrick M. Byrne	—	—	6,667	$117,006
Jonathan E. Johnson III	—	—	9,999	$181,165
Gregory J. Iverson	—	—	6,666	$80,459
Robert P. Hughes	—	—	16,666	$302,321
Kamelia Aryafar	—	—	3,733	$46,867
David Nielsen	—	—	2,666	$28,419
John Paul Knab	—	—	15,833	$287,011

(1)	Except as shown in the table and as described in the following footnotes, awards shown in this table consist of RSUs granted under the Company’s 2005 Plan.

(2)

Amount is the number of shares of stock acquired upon vesting multiplied by the market price (closing price) of the Company’s common stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

Nonqualified Deferred Compensation Plan

We maintain a nonqualified deferred compensation plan for senior management. The Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. We may, though we have no obligation to, make discretionary contributions on behalf of a participant in the Deferred Compensation Plan, in such form and amount as we deem appropriate. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer. Participants are permitted to select from a limited number of investment alternatives, which are identified below. The investment alternatives were selected by the Company. A participant may change his or her selection of investment funds no more than six times each year. Eligible members of senior management, including the Named Executive Officers, may defer receipt of their compensation, including up to 50% of their salaries and up to 90% of their bonuses. Subject to plan restrictions and subject to prior distribution as a result of retirement, separation from service for other reasons, disability or death, and subject to other restrictions, each participant designates the timing of his or her distributions and whether payment is to be made in a lump sum or in equal annual installments over a period of up to five years. Subject to various restrictions, a participant may periodically change the timing of his or her distributions. During 2019 none of our Named Executive Officers participated in the Deferred Compensation Plan.

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Compensation of Directors

During 2019 we paid our non-employee directors annual cash fees of $75,000 with payments on a quarterly basis, except for our Chairwoman, Allison H. Abraham, who we paid at an annual rate of $150,000, with payments on a quarterly basis. The Compensation Committee also grants RSU awards to our non-employee directors annually, generally at the first Board meeting after the director first joins the Board, and then periodically thereafter. In 2019 the Compensation Committee granted RSUs to our non-employee directors as follows:

Name	Grant Date	Number of Restricted Stock Units (1)	Closing Price of Common Stock on Date
Allison H. Abraham	February 13, 2019	6,300	$18.70
Barclay F. Corbus	February 13, 2019	6,300	$18.70
Kirthi Kalyanam (2)	February 13, 2019	6,300	$18.70
Joseph J. Tabacco, Jr.	February 13, 2019	6,300	$18.70

(1)	The RSUs vest over a three-year period in three equal annual increments on the first, second, and third anniversaries of the grant date.

(2)	Dr. Kalyanam resigned from the Board on May 7, 2019, at which time he forfeited his unvested RSUs.

None of our directors or director nominee has any agreement or arrangement with any third party that relates to compensation or other payment in connection with that person’s candidacy or service as a director of the Company. The Board’s determination of the compensation that non-employee directors receive has two components. The first is the amount of time and effort the directors are required to devote to the Company’s business. The second component is the Board’s perception of the approximate value of the grant of the RSUs, based on the recent and historical market values of the underlying common stock, and considering the restricted nature of the grants. The Board attempts to establish the annual grant at a level that, together with the quarterly cash compensation paid to the non-employee directors, provides fair compensation to the non-employee directors for their services to the Company. The 2005 Plan provides that awards to any non-employee director plus the cash fees payable to the director during such fiscal year for service as a non-employee director will not exceed $400,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), plus up to an additional $200,000 for service on any special committee of the Board. On an annual basis, the Company’s Chairperson and Chief Executive Officer have historically made recommendations regarding the RSU grants, and the Board members have discussed the proposals. None of the Board, any committee of the Board or the Company has retained any consultant or other advisor to make recommendations or otherwise be involved in decisions regarding the compensation of the non-employee directors.

Jonathan E. Johnson III serves as a member of Overstock’s Board of Directors. Mr. Johnson also serves as Chief Executive Officer of Overstock and President, Medici Ventures. Mr. Johnson does not receive any additional compensation for serving as a member of Overstock’s Board of Directors. Mr. Johnson also serves as Chairman of the tZERO Board of Directors, for which he received cash fees of $50,000 with payments on a quarterly basis, as reported in the Summary Compensation Table included in this proxy. Similarly, Dr. Patrick M. Byrne, who served as a member of Overstock’s Board of Directors in fiscal 2019, also served previously as Overstock’s Chief Executive Officer until his resignation on August 22, 2019. While CEO, Dr. Byrne did not receive any additional compensation for serving as a member of Overstock’s Board of Directors or as a member of tZERO’s Board of Directors. Dr. Kamelia Aryafar served as a member of Overstock’s Board of Directors and also as the Executive Vice President and Chief Algorithms Officer of Overstock’s retail business. Dr. Aryafar resigned on February 17, 2020. Dr. Aryafar did not receive any additional compensation for serving as a member of Overstock’s Board of Directors. Saum Noursalehi, who served as a member of Overstock’s Board of Directors in fiscal year 2019, also serves as Chief Executive Officer and President of tZERO. Mr. Noursalehi did not receive any additional compensation for serving as a member of Overstock’s Board of Directors.

Consequently, none of Mr. Johnson, Dr. Byrne, Mr. Noursalehi, or Dr. Aryafar are included in the Director Compensation Table.

We have a non-employee director nonqualified deferred compensation plan, which allows directors to defer receipt of compensation otherwise payable to them under our existing compensation plans. The terms of the non-employee

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nonqualified deferred compensation plan are substantially the same as those of our Deferred Compensation Plan for senior management. None of our directors has ever participated in the non-employee director nonqualified deferred compensation plan.

The following table sets forth the compensation paid to or accrued by the Company with respect to each non-employee member of the Board of Directors during the year ended December 31, 2019, net of the cancellations described above. We also reimburse our directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)($)	All Other Compensation ($)	Total ($)
Allison H. Abraham	$150,000	$117,810	—	$267,810
Barclay F. Corbus	$75,000	$117,810	—	$192,810
Kirthi Kalyanam (2)	$37,500	$117,810	—	$136,560
Joseph J. Tabacco, Jr.	$75,000	$117,810	—	$192,810

(1)

The Stock Awards represent the grant date fair value of restricted stock awards, determined in accordance with FASB ASC Topic 718 and net of the cancellations described above. Net of the cancellations, each non-employee director received a grant of 6,300 RSUs on February 13, 2019. At December 31, 2019, the number of RSUs held by each non-employee director was as follows: Ms. Abraham: 11,834; Mr. Corbus: 10,167; Dr. Kalyanam: 0; Mr. Tabacco: 10,167.

(2)	Dr. Kalyanam resigned from the Board of Directors on May 7, 2019 and forfeited all outstanding RSUs.

Potential Payments Upon Termination or Change of Control

Acceleration upon change of control

Except as described below in connection with a change of control or certain changes following a change of control, none of our Named Executive Officers has any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to the Named Executive Officer at, following, or in connection with any termination of the Named Executive Officer or change in the Named Executive Officer’s responsibilities. No Named Executive Officer is entitled to any payment or accelerated benefit in connection with a change of control of the Company, or a change in his or her responsibilities following a change of control, except for potential accelerated vesting of awards granted under (i) our 2005 Plan, (ii) the tZERO Plan, (iii) the MLG Option Plan, and (iv) the Medici Option Plan.

2005 Plan

The 2005 Plan has complex definitions of “change of control” and resigning for “good reason.” Generally speaking, a change of control occurs if (i) we sell or liquidate all or substantially all of our assets; (ii) with certain exceptions, someone, including a group, acquires beneficial ownership of 50% or more of our stock; (iii) a change in the composition of our Board occurs within a one-year period, resulting in less than a majority of our directors being persons approved by existing directors; or (iv) any merger or consolidation of the Company occurs with any other corporation, other than one resulting in the voting securities of the Company prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power of the Company or such surviving entity or its parent after such merger or consolidation.

The 2005 Plan is a “double trigger” plan, meaning that unvested awards automatically vest immediately only if (i) there is a change of control and (ii) if stock options and RSUs are assumed or substituted with stock options or RSUs of the surviving company, the participant is terminated or resigns for good reason within 18 months after the change of control. Generally speaking, a resignation is “for good reason” if it results from: (i) the resigning participant having materially reduced duties, title, authority or responsibilities; (ii) the resigning participant having his or her base salary

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reduced; (iii) the resigning participant having his or her primary work location moved to a facility or a location outside of a 35-mile radius from our present facility or location, or (iv) any act or set of facts or circumstances which would, under applicable case law or statute, constitute a constructive termination of the participant. If the successor entity refuses to assume or substitute for outstanding equity awards, or if the successor entity does not have outstanding common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended, the participant will fully vest in the award. For purposes of the 2005 Plan, an award will be considered assumed if, following the change of control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the change of control by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the change of control is not solely common stock of the successor entity or its parent, the administrator of the 2005 Plan may, with the consent of the successor entity, provide for the consideration to be received, for each share and each unit/right to acquire a share subject to the award, to be solely common stock of the successor entity or its parent equal in fair market value to the per share consideration received by holders of common stock in the change of control. The 2005 Plan includes provisions intended to prevent violations of Section 409A of the Internal Revenue Code. It also provides that the Board has the power to modify any outstanding awards at any time, by accelerating vesting or otherwise.

The following table shows the estimated potential incremental value of awards that would have vested for our Named Executive Officers as of December 31, 2019 under the acceleration scenarios described above under the 2005 Plan. The accelerated RSU award value is calculated by multiplying the number of accelerated units by the closing price of the underlying shares on December 31, 2019 ($7.05).

Name	Change in Control Only	Change in Control with No Replacement Equity	Change in Control plus Qualifying Termination	Total-With Acceleration ($)
Patrick M. Byrne (1)	—	$0	$0	$0
Jonathan E. Johnson III	—	$188,009	$188,009	$188,009
Gregory J. Iverson (2)	—	$0	$0	$0
Robert P. Hughes	—	$129,255	$129,255	$129,255
Kamelia Aryafar (3)	—	$172,034	$172,034	$172,034
David Nielsen	—	$178,605	$178,605	$178,605
John Paul Knab	—	$258,502	$258,502	$258,502

(1)	Dr. Byrne resigned on or about August 22, 2019, at which time he forfeited his unvested equity awards.

(2)	Mr. Iverson resigned on or about September 17, 2019, at which time he forfeited his unvested equity awards.

(3)

Dr. Aryafar resigned on or about February 17, 2020, at which time she forfeited her unvested equity awards, other than those equity awards that are to be accelerated pursuant to the terms of her severance agreement. Assuming compliance with the terms of her severance agreement, Dr. Aryafar’s shares that were scheduled to vest through the end of fiscal year 2021, 10,402 shares, will now vest on October 26, 2020. See “Compensation Discussion and Analysis – Severance and Change of Control Arrangements.”

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The following table shows the estimated potential aggregate amounts our Named Executive Officers could have realized from awards and Deferred Compensation Plan account distributions if their employment had terminated as of the last business day of fiscal 2019, both including and excluding amounts from accelerated vesting of awards as detailed in the table above. The “Total-No Acceleration” column assumes none of the acceleration scenarios covered above has occurred. The “Total-With Acceleration” column assumes acceleration of all unvested awards under one or more of the scenarios covered above.

Name	Aggregate Value of Vested Equity Awards ($)	Deferred Compensation Plan Account Balances (1) ($)	Total-No Acceleration ($)	Aggregate Value of Unvested Equity Awards ($)	Total-With Acceleration ($)
Patrick M. Byrne (2)	—	—	—	$0	$0
Jonathan E. Johnson III	—	—	—	$172,034	$172,034
Gregory J. Iverson (3)	—	—	—	$0	$0
Robert P. Hughes	—	—	—	$129,255	$129,255
Kamelia Aryafar (4)	—	—	—	$172,034	$172,034
David Nielsen	—	—	—	$178,605	$178,605
John Paul Knab	—	—	—	$258,502	$258,502

(1)	To date we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer.

(2)	Dr. Byrne resigned on August 22, 2019, at which time he forfeited his unvested equity awards.

(3)	Mr. Iverson resigned on September 17, 2019, at which time he forfeited his unvested equity awards.

(4)

Dr. Aryafar resigned on or about February 17, 2020, at which time she forfeited her unvested equity awards, other than those equity awards that are to be accelerated pursuant to the terms of her severance agreement. Assuming compliance with the terms of her severance agreement, Dr. Aryafar’s shares that were scheduled to vest through the end of fiscal year 2021, 10,402 shares, will now vest on October 26, 2020. See “Compensation Discussion and Analysis – Severance and Change of Control Arrangements.”

Medici Option Plan

Dr. Byrne, Mr. Johnson and Mr. Hughes were granted options under the Medici Option Plan. A change of control does not automatically cause the acceleration of awards under the plan, but the administrator of the plan has the power to accelerate the vesting of awards under the plan at any time, including upon or in connection with a change of control of Medici Ventures. “Change in Control” as defined in the Medici Option Plan generally means (i) the Company, together with any entity or entities directly or indirectly controlled by the Company, becomes the legal or beneficial owner of a number of shares of stock of Medici Ventures having less than a majority of the total voting power of the then outstanding stock of Medici Ventures; or (ii) an IPO of Medici Ventures. Mr. Johnson is a member of the board of directors of Medici Ventures, and the board is the administrator of the plan.

The following table shows the estimated potential incremental value of awards if all of the unvested Medici Ventures options would have vested for our Named Executive Officers as of December 31, 2019 under the acceleration scenario described above. The incremental value of the accelerated vested options at December 31, 2019 is calculated based on our estimate of the value of the Medici Ventures common stock of $288.38 per share on December 31, 2019 less the exercise price of such options.

Name	Total-With Acceleration ($)
Patrick M. Byrne	$0
Jonathan E. Johnson III	$866,269
Robert P. Hughes	$447

tZERO Plan

Mr. Johnson holds options granted under the tZERO Plan. A change of control requires the administrator of the plan to accelerate, vest, or cause the lapse of restrictions applicable to awards outstanding under the plan. “Change in

2020 Proxy Statement | 49

Executive Compensation / Compensation Tables and Narratives

Control” as defined in the tZERO Plan generally means (i) the Company, together with any entity or entities directly or indirectly controlled by the Company, becomes the legal or beneficial owner of a number of shares of stock of tZERO having less than a majority of the total voting power of the then outstanding stock of tZERO; or (ii) an IPO of tZERO.

If all of the unvested tZERO options Mr. Johnson held at December 31, 2019 were vested at that date under the acceleration scenario described above, the incremental value of the accelerated vested options at December 31, 2019 would have been $0, based on our estimate of the value of the tZERO common stock of $2.57 per share on December 31, 2019 less the exercise price of such options.

MLG Option Plan

Mr. Hughes holds options granted under the MLG Option Plan. A change of control does not automatically cause the acceleration of awards under the plan, but the administrator of the plan has the power to accelerate the vesting of awards under the plan at any time, including upon or in connection with a change of control of Medici Ventures. “Change in Control” as defined in the MLG Option Plan generally means (i) the Medici Ventures, when combined with Dr. Byrne, together with any entity or entities directly or indirectly controlled by the Medici Ventures or Dr. Byrne, becomes the legal or beneficial owner of a number of shares of stock of MLG having less than a majority of the total voting power of the then outstanding stock of MLG; (ii) the consummation of the sale or disposition by MLG of all or substantially all its assets; (iii) consummation of a merger or consolidation of MLG with any other corporation, other than a merger or consolidation which would result in the voting securities of MLG outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of MLG or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (iv) an IPO of MLG.

If all of the unvested MLG options Mr. Hughes held at December 31, 2019 were vested at that date, the incremental value of the accelerated vested options at December 31, 2019 would have been $0, based on our estimate of the value of the MLG common stock of $14.50 per share on December 31, 2019 less the exercise price of such options.

No acceleration of equity awards upon retirement, death, or disability

The vesting of the RSUs outstanding under our 2005 Plan does not accelerate automatically upon retirement, death or disability. We do not have any options outstanding under our 2005 Plan.

Under the Medici Option Plan, MLG Option Plan and the tZERO Plan, unless otherwise provided in an award agreement, the vesting of awards under those plans does not accelerate automatically upon retirement, death or disability, and none of the outstanding awards provides otherwise.

Deferred compensation plan

As described above, we have a Deferred Compensation Plan, which allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any Named Executive Officer. None of our Named Executive Officers had any funds in the Deferred Compensation Plan at December 31, 2019.

CEO Pay Ratio

Following is a description of the relationship of the total annual compensation of our median employee identified in 2019 under the below criteria (“Median Employee”), and the total annual compensation of our CEO, Mr. Johnson.	21.40 to 1 CEO PAY RATIO
The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

50 | 2020 Proxy Statement

Executive Compensation / Compensation Tables and Narratives

For 2019, our last completed fiscal year:

•	the annual total compensation of our Median Employee was $78,429; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this proxy statement, was $1,678,357.

•	Based on this information, for 2019 the ratio of the annual total compensation of our CEO, to the annual total compensation of our Median Employee is 21.40 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates that we used were as follows:

•

We determined that, as of October 1, 2019, our employee population consisted of approximately 1,645 individuals working at Overstock.com, Inc. and its consolidated subsidiaries, with 95.6% of these individuals located in the United States, with the remaining 4.4% located in Ireland. Our employee population, after taking into consideration the adjustments permitted by SEC rules (as described below), consisted of approximately 1,572 individuals. As permitted by SEC rules, because our non-U.S. employees account for 5% or less of our total employees, we elected to exclude all of our non-U.S. employees. We used our existing internal payroll records to determine that non-U.S. employees accounted for 5% or less of our total employees as of October 1, 2019. The jurisdictions from which we have excluded employees, and the approximate number of employees excluded from each such jurisdiction are as follows:

Country	Approximate No. of Excluded Employees
Ireland	73

The total number of our U.S. and non-U.S. employees irrespective of any exemption permitted by SEC rules was 1,645, and the total number of our U.S. and non-U.S. employees used for our de minimis calculation set forth above was 1,572.

To identify the “median employee” from our employee population, we used our internal records, which track annualized wages and salaries for all of our employees as well as additional pay components such as overtime, paid time off, bonuses, and other benefits provided by the Company to come up with total compensation for each of the 1,572 employees.

Using this methodology, we determined that our “Median Employee” is a full-time, salaried employee located in Midvale, Utah, with a base salary for the 12-month period ended December 31, 2019 in the amount of $68,263. With respect to the annual total compensation of our Median Employee, we identified and calculated the elements of such employee’s compensation for the year ended December 31, 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $78,429. The difference between such employee’s annual base salary and the employee’s annual total compensation represents Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions) in the amount of $3,923; had imputed income for group term life insurance in the amount of $99; had a cellular phone reimbursement in the amount of $577; had imputed income for food purchased in the Company’s subsidized café in the amount of $148; and had an RSU grant with a value of $5,418, calculated by multiplying the number of RSUs by the price of our common stock at market close on the grant date.

With respect to the annual total compensation of our CEO in 2019, we used the amount reported in the “Total” column of our 2019 Summary Compensation Table included in our 2019 proxy statement without annualizing the compensation because Mr. Johnson was employed directly or indirectly by the Company during the entirety of 2019.

2020 Proxy Statement | 51

Executive Compensation / Compensation Tables and Narratives

Equity Compensation Plan Information

The Company

The following table provides information as of December 31, 2019 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding restricted stock units (1)	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	1,050,642	$0	995,724
Equity compensation plans not approved by security holders	0	N/A	0
Total	1,050,642	$0	995,724

(1)	At December 31, 2019 we had no Company options or warrants outstanding. The actual exercise price is the par value of the shares, which is $0.0001 per share.

Medici Ventures

The following table provides supplemental information as of December 31, 2019 with respect to shares of common stock of Medici Ventures that may be issued under Medici Ventures’ existing equity compensation plans. The shares of common stock of Medici Ventures are not convertible into or exchangeable for shares of the Company’s common stock or any other equity interest in the Company.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (2)	0	N/A	0
Equity compensation plans not approved by security holders (2)	113,331	$107.08	16,669
Total	113,331	$107.08	16,669

(1)	At December 31, 2019 Medici Ventures had 900,000 shares of common stock outstanding, all of which were held by the Company.

(2)	The Medici Ventures equity compensation plan was approved by Overstock, as the sole stockholder of Medici Ventures.

tZERO

The following table provides supplemental information as of December 31, 2019 with respect to shares of common stock of tZERO that may be issued under tZERO’s existing equity compensation plans. The shares of common stock of tZERO are not convertible into or exchangeable for shares of the Company’s common stock or any other equity interest in the Company.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (2)	0	N/A	0
Equity compensation plans not approved by security holders (2)	7,958,224	$2.77	4,041,776
Total	7,958,224	$2.77	4,041,776

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Executive Compensation / Compensation Tables and Narratives

(1)	At December 31, 2019 tZERO had 101,282,082 shares of common stock outstanding, approximately 80% of which were held by Medici Ventures.

(2)	The tZERO equity compensation plan was approved by the stockholders of tZERO.

MLG

The following table provides supplemental information as of December 31, 2019 with respect to shares of common stock of MLG that may be issued under MLG’s existing equity compensation plans. The shares of common stock of MLG are not convertible into or exchangeable for shares of the Company’s common stock or any other equity interest in the Company.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (2)	0	N/A	0
Equity compensation plans not approved by security holders (2)	65,600	$14.50	34,400
Total	65,600	$14.50	34,400

(1)	At December 31, 2019 MLG had 900,000 shares of common stock outstanding, approximately 57% of which were held by Medici Ventures.

(2)	The MLG equity compensation plan was approved by the stockholders of MLG.

2020 Proxy Statement | 53

Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement, the following report shall not be deemed to be incorporated by reference into any such filings.

The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process.

The Audit Committee consists solely of independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board.

The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the Audit Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors and approves the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has authority and responsibility for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of December 31, 2019 and 2018 and for each of the years in the three-year period ended December 31, 2019, (ii) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2019, and (iii) the independent registered public accounting firm’s audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2019. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable auditing standards of the PCAOB and the requirements of the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on the review and discussions referred to above with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Commission.

Members of the Audit Committee

Allison H. Abraham (Chair)

Barclay F. Corbus

Joseph J. Tabacco, Jr.

54 | 2020 Proxy Statement

Share Ownership of Management, Directors, Nominees and 5% Stockholders

The following table sets forth information regarding the beneficial ownership of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock as of March 20, 2020 (except as otherwise noted below) by the following individuals or groups:

•	each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;

•	each of our Named Executive Officers;

•	each of our directors and nominees; and

•	all directors and executive officers as a group.

The table is based upon information supplied by officers, directors, nominees and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated below or in the referenced filings, and subject to applicable community property laws, to our knowledge the persons named in the table have sole voting and investment power with respect to all shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock held by them. Applicable percentages are based on 40,373,171 shares of common stock, 124,546 shares of Series A-1 Preferred Stock, and 356,713 shares of Series B Preferred Stock outstanding as of March 20, 2020, except as otherwise indicated below, and as adjusted as required by rules promulgated by the SEC. To our knowledge, the only holder of 5% or more of the outstanding shares of our Series A-1 Preferred Stock is Dr. Patrick M. Byrne. To our knowledge, at March 20, 2020, none of the persons or entities described above was the beneficial owner of any shares of our Series B Preferred Stock. Amounts based on Schedule 13G filings are as of December 31, 2019 unless otherwise noted.

	Common Stock Shares Beneficially Owned		Digital Voting Series A-1 Preferred Stock Shares Beneficially Owned		Voting Series B Preferred Stock Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number	Percent	Number	Percent	Number Percent
5% Stockholders
Morgan Stanley Morgan Stanley Investment Management Inc. 1585 Broadway New York, NY 10036	3,604,686 (1)	9.0%
Directors, Nominees and Named Executive Officers
Allison H. Abraham	83,733 (2)	*
Barclay F. Corbus	47,343 (3)	*
Robert J. Shapiro	0 (4)	*
Joseph J. Tabacco, Jr.	130,900 (5)	*
Patrick M. Byrne	(6)	*	63,775	51.2%
Jonathan E. Johnson III	85,039 (7)	*	200
Gregory J. Iverson	(8)
Robert P. Hughes	49,541 (9)	*	200
Kamelia Aryafar	9,565 (10)	*
David Nielsen	8,688 (11)	*
John Paul Knab	26,966 (12)	*
Directors and Executive Officers as a Group (18 persons)[1]	512,451 (13)	1.3%	64,175

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Share Ownership of Management, Directors, Nominees and 5% Stockholders

*	Less than 1% of the outstanding shares of common stock.

(1)

Morgan Stanley has shared voting power and shared dispositive power over 3,604,686 shares. Reference is hereby made to Amendment No. 5 filed February 13, 2020 to the Schedule 13G previously filed with the SEC by the reporting persons.

(2)	Ms. Abraham’s shares include 1,667 shares issuable under stock-based awards within the next 60 days.

(3)	Mr. Corbus’ shares include 0 shares issuable under stock-based awards within the next 60 days.

(4)	Dr. Shapiro’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(5)	Mr. Tabacco’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(6)

As of September 25, 2019, Dr. Byrne was the beneficial owner of 63,775 shares of Series A-1 Preferred Stock. Reference is hereby made to Amendment No. 16 to the Schedule 13D filed with the SEC by Dr. Byrne and the other reporting persons named therein on September 29, 2019. Dr. Byrne resigned as the Chief Executive Officer of Overstock on August 22, 2019.

(7)	Mr. Johnson’s shares include 0 shares issuable under stock-based awards within the next 60 days.
(8)	Mr. Iverson resigned from the Company on September 17, 2019, and the Company doe not have access to information regarding his ownership.

(9)	Mr. Hughes’ shares include 0 shares issuable under stock-based awards within the next 60 days.

(10)	Dr. Aryafar’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(11)	Mr. Nielsen’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(12)	Mr. Knab’s shares include 0 shares issuable under stock-based awards within the next 60 days.

(13)	Shares include 4,999 shares issuable under stock-based awards within the next 60 days.

The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

56 | 2020 Proxy Statement

Other Information

Certain Relationships and Related Party Transactions

Since January 1, 2019, there has not been, and there is not currently proposed, any transaction or series of similar transactions requiring disclosure under Item 404 of Regulation S-K except as described below. We compensate our directors and officers as described above.

Haverford Valley, L.C. (“Haverford”), was an affiliate of ours controlled by our former chief executive officer, Patrick M. Byrne. Haverford made travel arrangements and paid travel-related expenses incurred by certain executives and executives of our subsidiaries while on Company business. In 2019, we and our subsidiaries reimbursed Haverford a total of approximately $604,036 for such business expenses. Dr. Byrne owned 100% of the equity interest in Haverford and we do not currently anticipate any reimbursements to Haverford in 2020. The amounts paid to Haverford were to reimburse Haverford for actual costs it paid on behalf of the Company.

From time to time we employ relatives of our directors and executive officers. During 2019 we provided compensation, including the value of equity awards based on the grant date fair value of such awards, to immediate family members of our directors and executive officers of more than $120,000 as follows:

•	We provided Saum Noursalehi, who is the brother of the SVP, Product Development of tZERO Group, Inc. Nariman Noursalehi, total compensation of $1,349,357 in 2019.

•

We provided Nariman Noursalehi, who is the brother of our former Board member and former President, Retail, and current Chief Executive Officer and President of tZERO Group, Inc. Saum Noursalehi, total compensation of $441,449 in 2019.

•

We provided Sumit Goyal, Chief Digital Officer, who is the brother of our former Senior Vice President, Software Engineering and current Chief Technology Officer of tZERO Group, Inc., Amit Goyal, total compensation of $575,205 in 2019.

•	We provided Amit Goyal, who is the brother of our Chief Digital Officer, Sumit Goyal, total compensation of $601,857 in 2019.

•	We provided Seth Moore, our former Chief Strategy Officer, whose brother Adam Moore works for the Company, total compensation of $670,616 in 2019.

•	We provided Adam Moore, who is the brother of our former Chief Strategy Officer, Seth Moore, total compensation of $137,965 in 2019.

We expect to provide compensation to one or more relatives of executive officers more than $120,000 in 2020.

Please see our discussion under “The Board—Policies and Procedures Regarding Related Party Transactions” for a description of our policies and procedures relating to related party transactions.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than ten percent (10%) of our common stock, to file certain reports regarding ownership of, and transactions in, our securities with the SEC.

Based solely on a review of copies of reports furnished to us or written representations that no reports were required, we believe that all such Section 16(a) filing requirements were met in the last fiscal year by our directors and officers except for a Form 4 filed by Joseph J. Tabacco, Jr. on April 3, 2019 relating to the acquisition of 5,000 shares of common stock, a Form 3 filed by Krista Mathews on August 21, 2019 relating to the initial report of her ownership of 8,000 RSUs, and a Form 4 filed by Carter Lee on August 21, 2019 relating to the disposition of 1,000 shares of common stock pursuant to a Rule 10b5-1 trading plan.

2020 Proxy Statement | 57

Other Information / Certain Relationships and Related Party Transactions

Householding

Stockholders who share an address may receive only a single copy of the proxy statement, notice of internet availability and Form 10-K, unless the Company has received contrary instructions from one or more of the stockholders. This is known as householding. Stockholders who desire either to receive multiple copies of these materials, or to receive only a single copy in the future, should contact their broker or other nominee or, if a stockholder of record, the Company at the address shown below. We will promptly deliver a separate copy of any of these materials to any stockholder who contacts our investor relations department at 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing Overstock Investor Relations at ir@overstock.com.

Stockholders of record residing at the same address and currently receiving multiple copies of the proxy materials may contact our registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), to request that only a single copy of the proxy materials be mailed in the future. You may contact Computershare by phone at (877) 373-6374 or by first class/registered/certified mail at Computershare Investor Services, PO BOX 505000, Louisville, KY 40233-5000 or courier service at Computershare Investor Services, 462 South 4th Street Suite 1600, Louisville, KY 40202.

Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting

Stockholders may nominate directors for election at an annual meeting or at a special meeting at which directors are to be elected, provided that the nomination satisfies the requirements set forth in the Company’s Bylaws. As summarized below, the Bylaws provide that in order for a stockholder nomination to be properly made, such stockholder must (i) be a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice required by the Bylaws and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) have complied with the applicable provisions of the Bylaws as to such nomination. As summarized below, the advance notice provisions require a stockholder to give timely notice of a director nomination in proper written form to the Secretary of the Company at the Company’s principal executive offices, Attention: Corporate Secretary, and must have provided any updates or supplements to such notice at the times and in the forms required by the Company’s Bylaws.

For a stockholder to give timely notice of a director nomination for an annual meeting, the notice must be received by the Secretary at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than sixty 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure (as defined in the Bylaws) of the date of such annual meeting was first made. Director nominations to be made at the 2020 annual meeting of stockholders must be received by the Secretary of the Company at the Company’s principal executive offices not earlier than January 12, 2021 nor later than February 11, 2021.

For a stockholder to give timely notice of a director nomination for a special meeting at which directors are to be elected, the notice must be received by the Secretary at the Company’s principal executive offices not earlier than the 120th day prior to such special meeting and not later than the 90th day prior to such special meeting or, if later, the 10th day following the day on which public disclosure of the date of such special meeting was first made.

To be in proper written form, a stockholder’s notice to the Secretary of the Company must set forth all of the information required by our Bylaws, including (i) as to each Nominating Person (as defined in our Bylaws) certain information about each Nominating Person, (ii) as to each Nominating Person, certain information about Disclosable Interests, as defined in our Bylaws, and (iii) certain information about each person whom a Nominating Person proposes to nominate for election as a director, as specified in our Bylaws. In addition, the Company may require any proposed nominee to furnish such other information (i) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with applicable requirements or (ii) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. The information provided must also be updated and

58 | 2020 Proxy Statement

Other Information / Certain Relationships and Related Party Transactions

supplemented under certain circumstances as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement of the meeting, all as set forth in the Bylaws, and any such updates and supplements must be delivered to the Secretary of the Company at the Company’s principal executive offices by the dates described in the Bylaws. In addition to the requirements of our Bylaws, each Nominating Person must comply with all applicable requirements of the Exchange Act.

The requirements for providing advance notice of a director nomination as summarized above are qualified in their entirety by our Bylaws, which we recommend that you to read in order to comply with the requirements for making a director nomination. You may contact the Company’s Secretary at our principal executive offices for a copy of our current Bylaws, including the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates, or you may refer to the copy of our Bylaws filed with the SEC on May 4, 2017 as Exhibit 3.1 to our Quarterly Report on Form 10-Q, available at https://www.sec.gov. In addition to the requirements of our Bylaws, each Proposing Person (as defined in our Bylaws) must comply with all applicable requirements of the Exchange Act.

Procedure for Submitting Other Matters at an Annual Meeting

Except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act and included in the notice of meeting given by or at the direction of the Board of Directors, for all other matters not included in our proxy materials to be properly brought before the next annual meeting of stockholders of the Company, a stockholder’s notice of the matter that the stockholder wishes to present must be delivered to the Secretary of the Company, in compliance with the procedures and along with the other information required by our Bylaws. As summarized below, the Bylaws provide that in order for stockholder business to be properly brought before an annual meeting by a stockholder, such stockholder must (i) be a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice required by the Bylaws and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) have complied with the applicable provisions of the Bylaws as to such business. In addition, such stockholder must have given timely notice of the proposed business and related matters in proper written form to the Corporate Secretary of the Company at the Company’s principal executive offices, Attention: Corporate Secretary, and must have provided any updates or supplements to such notice at the times and in the forms required by the Company’s Bylaws. Stockholders are not permitted to propose business to be brought before a special meeting of the stockholders.

To be timely, a stockholder proposal must be received by the Secretary of the Company at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than sixty 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholder proposals to be presented at the 2021 annual meeting of stockholders must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than January 12, 2021 nor later than February 11, 2021.

To be in proper written form, a stockholder’s proposal delivered to the Secretary of the Company must set forth as to each matter of business the stockholder intends to bring before the annual meeting the information specified in our Bylaws, including (i) certain information about each Proposing Person (as defined in our Bylaws), (ii) certain information about Disclosable Interests, as defined in our Bylaws and (iii) certain information about the proposed business and related matters as required by our Bylaws. The information provided must also be updated and supplemented under certain circumstances as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement of the meeting, all as set forth in the Bylaws, and any such updates and supplements must be delivered to the Secretary of the Company at the Company’s principal executive offices by the dates described in the Bylaws.

The requirements for providing advance notice of stockholder business as summarized above are qualified in their entirety by our Bylaws, which we recommend that you to read in order to comply with the requirements for bringing a proposal.

2020 Proxy Statement | 59

Other Information / Certain Relationships and Related Party Transactions

Procedure for Submitting Rule 14a-8 Stockholder Proposals

Any stockholder proposal intended to be included in the Company’s proxy statement for the next annual meeting of stockholders of the Company pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company at the Company’s principal executive offices not later than December 1, 2020. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before the Company begins to print and send its proxy materials. Upon such an occurrence, the Company will publicly announce the deadline for submitting a proposal by means of disclosure in a press release or in a document filed with the SEC. As the rules of the SEC make clear, however, simply submitting a proposal does not guarantee its inclusion.

Other Matters That May Come Before the Annual Meeting

The Board knows of no matters other than those stated in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interests of Overstock and its stockholders.

By Order of the Board,

Allison H. Abraham Chairwoman of the Board of Directors

March 31, 2020

Midvale, Utah

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Annex A

OVERSTOCK.COM, INC.

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

(as proposed to be amended and restated)

1.	Purposes of the Plan and Limitation on Awards to Non-Employee Directors.

a.        Purpose. The purposes of this Plan are:

i.          to attract and retain the best available personnel for positions of substantial responsibility,

ii.         to provide additional incentive to Service Providers, and

iii.        to promote the success of the Company’s business.

b.        Types of Awards. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units, as determined by the Administrator at the time of grant.

c.        Limitation on Awards to Non-Employee Directors. Awards to any non-employee Director during any Fiscal Year plus the cash fees payable to such Director during such Fiscal Year for service as an non-employee Director shall not exceed $400,000 in total value (calculating the value of any such Awards based on the grant date fair value for financial reporting purposes of such Awards), plus up to an additional $200,000 for service on any special committee of the Board. Consulting fees or other compensation the Company may pay or provide to any non-employee Director for services in addition to the services normally performed by a non-employee Director shall not be included in calculating such limits.

2.	Definitions. As used herein, the following definitions shall apply:

a.        “Administrator” means the Board or any of its Committees that shall be administering the Plan, in accordance with Section 4 of the Plan.

b.        “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

c.    “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units.

d.        “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

e.        “Award Exchange Program” means a program whereby outstanding Awards are surrendered or cancelled in exchange for Awards (of the same or different type), which may have a lower exercise or purchase price, or in exchange for cash or a combination of cash and Awards.

f.        “Awarded Stock” means the Common Stock subject to an Award.

g.        “Board” means the Board of Directors of the Company.

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h.        “Cause” means (i) an act of personal dishonesty taken by a Participant in connection with his or her responsibilities as a Service Provider and intended to result in personal enrichment of the Participant, (ii) a Participant being convicted of a felony, (iii) a willful act by a Participant which constitutes gross misconduct and which is injurious to the Company, or (iv) following delivery to a Participant of a written demand for performance from the Company which describes the basis for the Company’s reasonable belief that the Participant has not substantially performed his duties, continued violations by the Participant of his or her obligations to the Company which are demonstrably willful and deliberate on the Participant’s part.

i.        “Change of Control” means the occurrence of any of the following events:

i.          Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Patrick M. Byrne or Dorothy M. Byrne or an individual or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Patrick M. Byrne and/or Dorothy M. Byrne, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

ii.         The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

iii.        A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of this Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

iv.        The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding anything herein to the contrary, and only to the extent that an Award is subject to Section 409A of the Code and payment of the Award pursuant to the application of the definition of “Change of Control” above would cause such Award not to otherwise comply with Section 409A of the Code, payment of an Award may occur upon a “Change of Control” only to the extent that the event constitutes a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company under Section 409A of the Code and the applicable Internal Revenue Service and Treasury Department regulations thereunder.

j.        “Change of Control Value” means, with respect to a Change of Control, (i) the per share price offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer, exchange offer or sale or other disposition of outstanding voting stock of the Company, or (iii) if such Change of Control occurs other than as described in clause (i) or clause (ii), the Fair Market Value per share of the Shares into which Awards are exercisable, as determined by the Administrator, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Administrator shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

k.        “Code” means the Internal Revenue Code of 1986, as amended.

l.        “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

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m.        “Common Stock” means the common stock of the Company.

n.        “Company” means Overstock.com, Inc.

o.        “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

p.        “Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 13.

q.        “Director” means a member of the Board.

r.        “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

s.        “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

t.        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

u.        “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

i.          If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

ii.         If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

iii.        In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

Notwithstanding the foregoing, for purposes of establishing the exercise price of Options and SARs, the determination of Fair Market Value in all cases shall be in accordance with Section 409A of the Code and the regulations thereunder, with the intent that Options and SARs granted under this Plan shall not constitute deferred compensation subject to Section 409A of the Code.

v.        “Fiscal Year” means a fiscal year of the Company.

w.      “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

x.        “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

y.        “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Option Agreement or Award Agreement.

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z.        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

aa.      “Option” means a stock option granted pursuant to the Plan.

bb.      “Option Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

cc.      “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

dd.      “Participant” means the holder of an outstanding Award granted under the Plan.

ee.      “Performance Share” means a performance share Award granted to a Participant pursuant to Section 11.

ff.        “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 12.

gg.      “Plan” means this Amended and Restated 2005 Equity Incentive Plan, as amended from time to time.

hh.      “Restricted Award” means an Award granted pursuant to Section 10 of the Plan.

ii.        “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

jj.        “Section 16(b)” means Section 16(b) of the Exchange Act.

kk.      “Securities Act” means the Securities Act of 1933, as amended.

ll.        “Service Provider” means an Employee, Director or Consultant.

mm.   “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

nn.     “Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 9 hereof.

oo.    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

pp.    “Voluntary Termination for Good Reason” means a Participant voluntarily resigns within ninety (90) days after the occurrence of any of the following, provided the Participant gives notice to the Company of such occurrence within sixty (60) days after such occurrence and the Company does not remedy the condition within thirty (30) days after the Company’s receipt of such notice: (i) without the Participant’s express written consent, a material reduction of the Participant’s duties, title, authority or responsibilities, relative to the Participant’s duties, title, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Participant of such reduced duties, title, authority or responsibilities; provided, however, that a reduction in duties, title, authority or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Executive Officer of the Company remains as such following a Change of Control and is not made the Chief Executive Officer of the acquiring corporation) shall not by itself constitute grounds for a “Voluntary Termination for Good Reason;” (ii) a reduction by the Company in the base salary of the Participant as in effect immediately prior to such reduction; (iii) the relocation of the Participant to a facility or a location outside of a 35 mile radius from the present facility or location, without the Participant’s express written consent; or (iv) any act or set of facts or circumstances which would, under applicable case law or statute constitute a constructive termination of the Participant.

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3.	Stock Subject to the Plan.

a.        Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares which will be available for grant under the Plan after approval by the stockholders at the 2017 annual meeting of stockholders is 3,278,307 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. All shares reserved for issuance under this Plan may be used for Incentive Stock Options.

b.        To the extent that Shares subject to an Award are not issued to a Participant because the Award terminates, expires, lapses or becomes unexercisable without having been exercised in full for any reason, or an Award is settled in cash, or is surrendered pursuant to an Award Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Deferred Stock Units, is forfeited to or repurchased by the Company, the unissued Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan. Shares surrendered or withheld in payment of the exercise price of an Option and Shares withheld by the Company to satisfy any minimum tax withholding obligation shall count against the aggregate plan limit described above. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment shall not result in a reduction to the number of Shares available for issuance under the Plan. Shares repurchased by the Company on the open market with the proceeds of an Option exercise shall not be added to the number of Shares available for grant under the Plan. No fractional shares of Stock may be issued hereunder.

4.	Administration of the Plan.

a.        Procedure.

i.        Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

ii.       Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3, including the composition of the Committee that grants any related Awards.

iii.      Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

b.        Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

i.        to determine the Fair Market Value;

ii.       to select the Service Providers to whom Awards may be granted hereunder;

iii.      to determine whether and to what extent Awards or any combination thereof, are granted hereunder;

iv.      to determine the number of shares of Common Stock or equivalent units to be covered by each Award granted hereunder;

v.      to approve forms of agreement for use under the Plan;

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vi.      to reduce the exercise price of an Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted, provided that such action shall first have been approved by a vote of the stockholders of the Company;

vii.     to institute an Award Exchange Program, provided that no exchange shall cause the exercise price of an Option or SAR to be reduced unless such action shall first have been approved by a vote of the stockholders of the Company;

viii.    to determine or modify the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, provided that no such modification may cause an Option or SAR to become deferred compensation subject to Section 409A of the Code. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

ix.      to construe and interpret the terms of the Plan and Awards and to reconcile any inconsistency, correct any defect and/or supply any omission in the Plan or Award Agreement;

x.       to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

xi.      to modify or amend each Award (subject to Section 17.c of the Plan), including the discretionary authority to extend the post-service-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan, provided that no such modification or extension may cause an Option or SAR to become deferred compensation subject to Section 409A of the Code;

xii.     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xiii.    to allow Participants to satisfy minimum withholding tax obligations by tendering cash or unencumbered Shares owned by the Participant having a Fair Market Value equal to the amount required to be withheld, or electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award (or distribution of a Deferred Stock Unit) that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld (but no more). The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

xiv.    to determine the terms and restrictions applicable to Awards; and

xv.     to make all other determinations deemed necessary or advisable for administering the Plan.

c.        Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5.

Eligibility. Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement (“Form S-8”) under the Securities Act, is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company

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determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.

No Employment Rights. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such employment at any time, with or without cause.

7.

Effective Date; Term of Plan. The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the later of (a) the Plan’s adoption by the Board, or (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

8.	Stock Options.

a.        The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

b.        Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

i.          In the case of an Incentive Stock Option:

(1)        granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)        granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

ii.         In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per Share on the date of grant.

iii.        Notwithstanding the foregoing, an Option may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 409A and 424(a) of the Code and the regulations thereunder. No Option shall include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Option.

c.        Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied.

d.        Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the

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Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

i.        cash;

ii.       check;

iii.      other Shares which are owned by the Participant and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

iv.      delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price;

v.      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, including, to the extent permitted by Applicable Laws and approved by the Administrator, delivery of a promissory note, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or a reduction in the amount of any Company liability to the Participant; or

vi.      any combination of the foregoing methods of payment.

e.        Exercise of Option; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

f.        Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

g.        Disability. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested

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portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

h.        Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant’s death. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

i.        ISO $100,000 Rule. Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options (determined without regard to this paragraph) granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8.i, Incentive Stock Options shall be taken into account in the order in which they were granted (or as otherwise provided under applicable regulations), and the Fair Market Value of the Shares shall be determined as of the time of grant.

j.        Section 409A of the Code. Notwithstanding anything herein to the contrary, if an Option is granted to a Service Provider with respect to whom Common Stock does not constitute “service recipient stock” (as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii)), the Option shall comply with Section 409A of the Code to the extent applicable.

9.	Stock Appreciation Rights.

a.        Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant. SARs may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related SARs”). Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator. Related SARs shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable. No Related SAR may be granted for more shares of Common Stock than are subject to the Option to which it relates. The number of shares of Common Stock subject to an SAR must be fixed on the date of grant of the SAR, and the SAR     must not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR. The provisions of SARs need not be the same with respect to each Participant.

b.        Exercise Price and other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. An SAR must be granted with an exercise price per Share not less than the Fair Market Value per Share on the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award. Upon any exercise of a Related SAR, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the SAR shall have been exercised. The

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number of Shares for which a Related SAR shall be exercisable shall be reduced upon any exercise of the related Option by the number of Shares for which such Option shall have been exercised.

c.        Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

i.        The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

ii.        the number of Shares with respect to which the SAR is exercised.

d.        Payment upon Exercise of SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

e.        SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

f.        Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

g.        Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability termination, the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the Award Agreement, the SAR shall remain exercisable for three months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

h.        Disability. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

i.        Death of Participant. If a Participant dies while a Service Provider, the SAR may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant’s death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

j.        Section 409A of the Code. An SAR that is subject to Section 409A of the Code shall satisfy the requirements of this Section 9.j and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code. The requirements herein shall apply in the event any SAR under this Plan is granted with an exercise price less than the Fair Market Value per Share on the date the SAR is granted, is granted to a Service Provider with respect to whom Common Stock does not constitute “service recipient stock”

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(as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii)), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such SAR may provide that it is exercisable at any time permitted under the governing Award Agreement, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a Share on the date of exercise exceeds the exercise price (the “SAR Amount”). However, once the SAR is exercised, the SAR Amount may be paid only on the fixed time, payment schedule or other event specified in the governing Award Agreement.

10.	Restricted Awards.

a.        Grant of Restricted Awards. Subject to the terms and conditions of the Plan, Restricted Awards may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. A Restricted Award is an Award of Common Stock (“Restricted Stock”) or hypothetical shares of Common Stock (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award will be subject to forfeiture and may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the Administrator shall determine. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Award granted to any Participant, and (ii) the conditions that must be satisfied, which may include a performance-based component, upon which is conditioned the grant, vesting or issuance of a Restricted Award.

b.        Restricted Stock.

i.        Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Administrator determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Administrator may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Administrator, if applicable and (ii) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

ii.       Subject to the restrictions set forth in the Award Agreement, the Participant generally shall have the rights and privileges of a holder of Common Stock as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Administrator, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant on the day on which the corresponding dividend on shares of Common Stock is paid to stockholders, or withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Administrator. Any cash dividends or stock dividends so withheld by the Administrator and attributable to any particular Share (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Administrator, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Shares and, if such Shares are forfeited, the Participant shall have no right to such dividends. Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of such restrictions, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the Shares shall be subject to forfeiture to the extent provided in the Award Agreement; and (D) to the extent such Shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such Shares shall terminate without further obligation on the part of the Company.

iii.       Upon the expiration of the restrictions with respect to any Restricted Stock, the restrictions set forth in this Section 10 and the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without

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charge, the stock certificate evidencing the Restricted Stock which has not then been forfeited and with respect to which the restrictions have expired (to the nearest full Share) and any cash distributions or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

c.        Restricted Stock Units.

i.          The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. Each Restricted Stock Unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. No Shares shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Restricted Stock Units. At the discretion of the Administrator, and only to the extent set forth in the applicable Award Agreement, each Restricted Stock Unit may be credited with cash distributions and stock dividends paid by the Company in respect of one share of Stock (“Dividend Equivalents”). At the discretion of the Administrator, Dividend Equivalents may be either currently paid to the Participant on the day on which the corresponding dividend on shares of Common Stock is paid to stockholders, or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Administrator. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

ii.         Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the restrictions applicable to such Award, and satisfaction of any applicable performance goals established in the discretion of the Administrator during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

iii.        Except as otherwise provided in the Plan or an Award Agreement, upon the expiration of the restrictions with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Share for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit and the interest thereon or, at the discretion of the Administrator, in Shares having a Fair Market Value equal to such Dividend Equivalents’ interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Administrator may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for Vested Units. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the aggregate Fair Market Value of the Shares as of the date on which the restrictions lapsed with respect to such Vested Unit.

d.        Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Awards granted under the Plan. Restricted Award grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock or the Restricted Stock Unit is awarded. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

e.        Restricted Award Agreement. Each Restricted Award grant shall be evidenced by an Award Agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Award grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

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11.	Performance Shares.

a.        Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

b.        Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign an Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

c.        Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

12.	Performance Units.

a.        Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

b.        Number of Performance Units. The Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

c.        Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign an Award Agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

d.        Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an Award Agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

13.	Deferred Stock Units.

a.        Description. Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in

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installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units shall remain subject to the claims of the Company’s general creditors until distributed to the Participant.

b.        Code Section 409A Limitations. If any Deferred Stock Units are considered to be deferred compensation under Section 409A of the Code, then the terms of such Deferred Stock Units shall comply with Section 409A of the Code.

14.     Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

15.	Adjustments Upon Changes in Capitalization, Dissolution or Liquidation or Change of Control.

a.        Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, then the Administrator shall, in an equitable manner and to the extent necessary to preserve the economic intent of Awards, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and exercise price of Shares covered by each outstanding Award. Unless the Committee specifically determines that such adjustment is in the best interests of the Company, any adjustments under this Section 15.a shall be made in a manner which does not result in a violation of Section 409A of the Code or the modification, extension or renewal of any Incentive Stock Option. Any adjustments under this Section 15.a shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3.

b.        Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

c.        Change of Control.

i.         Stock Options and SARs. In the event of a Change of Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor entity or a Parent or Subsidiary of the successor entity. Notwithstanding the foregoing, in the event that the successor entity refuses to assume or substitute for the Option or SAR, or if the successor entity does not have outstanding common equity securities required to be registered under Section 12 of the Exchange Act, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator may take one or more actions with respect to such Option or SAR including, but not limited to, the following: (i) notifying the Participant in writing or electronically that such Option or SAR may be exercised in full for a limited period of time on or before a specified date (before or after the Change of Control) fixed by the Administrator, after which specified date the unexercised portion of such Option or SAR and all rights of the Participant thereunder shall terminate, (ii) requiring the mandatory surrender to the Company by the Participant of some or all of the outstanding Options or SARs held by such Participant as of a date, before or after such Change of Control, specified by the Administrator, in

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which event the Administrator shall thereupon cancel such Options and SARs and the Company shall pay to such Participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the Shares subject to such Options and SARs over the exercise price(s) under such Options and SARs for such Shares, or (iii) making such adjustments to Options and SARs then outstanding as the Administrator deems appropriate to reflect such Change of Control. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the Change of Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor entity or its Parent, the Administrator may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor entity or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

ii.        Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Deferred Stock Units. In the event of a Change of Control, each outstanding Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit and Deferred Stock Unit Award shall be assumed or an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit Award substituted by the successor entity or a Parent or Subsidiary of the successor entity. Notwithstanding the foregoing, in the event that the successor entity refuses to assume or substitute for the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit Award, or if the successor entity does not have outstanding common equity securities required to be registered under Section 12 of the Exchange Act, the Participant shall fully vest in the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit Award, including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit and Deferred Stock Unit Award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor entity or its Parent, the Administrator may, with the consent of the successor entity, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor entity or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

d.        Involuntary Termination other than for Cause, Death or Disability or a Voluntary Termination for Good Reason, Following a Change of Control. If, within eighteen (18) months following a Change of Control, a Participant’s employment is terminated involuntarily by the Company or successor entity other than (A) for Cause, or (B) on account of death or Disability, or (ii) by the Participant by a Voluntary Termination for Good Reason, then the Participant shall fully vest in and receive payment of or have the right to exercise his Award, as applicable, as to all of the Shares subject to each such Award including Shares as to which such Award would not otherwise be vested or exercisable. Notwithstanding the foregoing or anything in an Award Agreement to the contrary, (i) if an Award is subject to Section 409A of the Code and payment of the Award at the time of termination of employment under this paragraph would cause the Award not to comply with Section 409A of the Code, the Award shall be paid only at such time and in such form as will comply with Section 409A of the Code.

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16.

Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17.	Amendment and Termination of the Plan.

a.        Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval.

b.        Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Law.

c.        Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.	Conditions Upon Issuance of Shares.

a.        Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws.

b.        Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19.	Liability of Company.

a.        Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

b.        Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 17 of the Plan.

20.    General Provisions.

a.        Section 409A of the Code. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following a Participant’s “separation from service” within the meaning of Section 409A of the Code shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service.

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b.        Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 20.b, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

c.        Clawbacks. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

21.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

2020 Proxy Statement | A-17

1 U P X 01 - Allison H. Abraham For Withhold Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 037WLG Proposals — The Board of Directors recommend a vote FOR the nominee listed in Proposal 1 (term to expire at the 2023 annual stockholder meeting), FOR Proposal 2, FOR Proposal 3 A and FOR Proposal 4. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 2020 Annual Meeting Proxy Card IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2020 The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at http://www.envisionreports.com/OSTK 1. The election of one Class III director of the Company to serve a term of three years. The Company’s Board of Directors intends to present Allison H. Abraham for election to the Board; 2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; 4. To approve an amendment to our Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 1,300,000 shares. For Against Abstain 3. A non-binding advisory vote to approve the compensation paid by the Company to its Named Executive Officers (the “Say on Pay Vote”); and Stockholders may consider and act upon any other matter properly coming before the annual meeting For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 5 7 9 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM M MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Ä You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/OSTK or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/OSTK Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote! Votes submitted electronically must be received by May 11, 2020 at 11:59 P.M., Eastern Time. For participants in the Overstock 401(k) plan, votes submitted electronically must be received by May 9, 2020 at 11:59 P.M., Eastern Time.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OSTK Proxy Solicited by Board of Directors for Annual Meeting — May 12, 2020 The undersigned, having received the Proxy Statement and Notice of Annual Meeting, each dated March 31, 2020, hereby appoints Jonathan E. Johnson and E. Glen Nickle, or either of them, as proxies and attorneys-in-fact, each with full power of substitution and re-substitution, to represent the undersigned at the Annual Meeting of Stockholders of Overstock.com, Inc. (the “Company”) to be held at the offices of Overstock.com, located at 799 W. Coliseum Way, Midvale, Utah, at 1:00 p.m. Mountain Time on May 12, 2020, including any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting, including all shares of common stock, Digital Voting Series A-1 Preferred Stock and Voting Series B Preferred Stock, on all matters, including the election of any person to the Board in place of any nominee who is unable or unwilling to serve. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. If the undersigned is a participant in the Overstock.com, Inc. 401(k) Plan, the undersigned hereby instructs the fiduciary of the Overstock.com, Inc. 401(k) Plan to vote, as designated on the reverse side, all shares of Overstock.com, Inc. that are credited to the account(s) of the undersigned (whether vested or not) in the 401(k) Plan at the Annual Meeting of Stockholders to be held on May 12, 2020 and at any adjournment or postponement thereof. If no voting instructions are given, the Administrator of the 401(k) plan, which is composed of members of the Board of Directors including management personnel, may instruct the fiduciary to vote the shares. PLEASE COMPLETE, DATE AND SIGN THIS PROXY/VOTING INSTRUCTIONS ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Items to be voted appear on reverse side) Proxy/Voting Instructions — Overstock.com, Inc. Annual Stockholder Meeting — May 12, 2020 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.